UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NORWOOD FINANCIAL CORP

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

March 15, 2024

Dear Stockholder:

On behalf of the Board of Directors and management of Norwood Financial Corp, I cordially invite you to attend our 2024 Annual Meeting of Stockholders. The Annual Meeting will be held at 6th & River, 525 Church Street, Honesdale, Pennsylvania 18431 on Tuesday, April 23, 2024, at 11:00 a.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business we expect to act upon at the Annual Meeting. I will also report on our operations. You will be asked to (i) elect the Board’s three nominees for director, (ii) approve the Norwood Financial Corp 2024 Equity Incentive Plan and (iii) ratify the appointment of S.R. Snodgrass, P.C. as our independent auditors for the fiscal year ending December 31, 2024. The Board of Directors unanimously recommends that you vote FOR each of the nominees, and FOR proposals (ii) and (iii). Our directors and officers, as well as representatives of S.R. Snodgrass, P.C., our independent auditors, will be present to respond to stockholder questions.

Your vote is important, regardless of the number of shares you own. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. Stockholders of record may vote by returning the enclosed Proxy Card. Stockholders may also vote by telephone or over the internet by following the instructions on the Proxy Card.

Sincerely,

James O. Donnelly President and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

NORWOOD FINANCIAL CORP

717 MAIN STREET

HONESDALE, PENNSYLVANIA 18431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23, 2024

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Norwood Financial Corp (the “Company”) will be held at 6th & River, 525 Church Street, Honesdale, Pennsylvania 18431, on Tuesday, April 23, 2024, at 11:00 a.m., local time. The Annual Meeting is for the purpose of considering and acting upon the following matters:

1.	To elect three directors;

2.	To approve the Norwood Financial Corp 2024 Equity Incentive Plan; and

3.	To ratify the appointment of S.R. Snodgrass, P.C. as our independent auditors for the fiscal year ending December 31, 2024.

All as set forth in the Proxy Statement accompanying this notice, and to transact any other business that may properly come before the Annual Meeting. The Board of Directors is not aware of any other business to come before the Annual Meeting. Stockholders of record at the close of business on March 1, 2024, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

A copy of our Annual Report to Stockholders and Form 10-K for the fiscal year ended December 31, 2023, is enclosed.

It is important that your shares be represented and voted at the Annual Meeting. Stockholders whose shares are held in registered form have a choice of voting by proxy card, telephone or the Internet, as described on your proxy card. Stockholders whose shares are held in the name of a broker, bank or other holder of record must vote in the manner directed by such holder. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which voting options are available to you. Any stockholder of record attending the Annual Meeting may withdraw his or her proxy and vote personally on any matter properly brought before the Annual Meeting. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote at the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS

William S. Lance Secretary

Honesdale, Pennsylvania

March 15, 2024

Important Notice Regarding Internet Availability of Proxy Materials

For the Annual Meeting of Stockholders to be Held on April 23, 2024.

The Proxy Statement and Annual Report to Stockholders and Form 10-K

are available on the Shareholders Services Page of our website at

www.waynebank.com/shareholder-services

i

PROXY STATEMENT

OF

NORWOOD FINANCIAL CORP

717 MAIN STREET

HONESDALE, PENNSYLVANIA 18431

ANNUAL MEETING OF STOCKHOLDERS

APRIL  23, 2024

GENERAL

This proxy statement and the accompanying proxy card are first being distributed to stockholders of Norwood Financial Corp (the “Company”) on or about March 15, 2024, in connection with the solicitation by our Board of Directors of proxies for use at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held at 6th & River, 525 Church Street, Honesdale, Pennsylvania 18431, on Tuesday, April 23, 2024, at 11:00 a.m., local time.

VOTING AND PROXY PROCEDURES

Who Can Vote at the Annual Meeting

You are only entitled to vote at the Annual Meeting if our records show that you held shares of our common stock, $0.10 par value (the “Common Stock”), as of the close of business on March 1, 2024 (the “Record Date”). If your shares are held by a broker or other intermediary, you can only vote your shares at the Annual Meeting if you have a properly executed proxy from the record holder of your shares (or their designee). As of the Record Date, a total of 8,110,156 shares of Common Stock were outstanding. Each share of Common Stock has one vote in each matter presented.

How to Vote at the Annual Meeting

You may vote your shares by Internet, telephone, regular mail or in person at the Annual Meeting. Each of these voting methods is described on your proxy card or Notice. You should complete and return your proxy card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend the Annual Meeting. If you return an executed proxy card without marking your instructions, your executed proxy card will be voted “FOR” the election of the three director nominees named in this Proxy Statement, “FOR” the approval of the 2024 Equity Incentive Plan and “FOR” the ratification of the appointment of S.R. Snodgrass, P.C. as our independent auditors for the fiscal year ending December 31, 2024.

Registered stockholders can vote online by visiting www.investorvote.com/nwfl and following the on-screen instructions. The Notice previously provided to you contains the necessary codes required to vote online or by telephone. If you wish to vote by telephone, please call the toll-free number on the enclosed proxy card and follow the instructions in the recorded message. You may also vote by mail by completing, signing, dating and returning the enclosed proxy card in the envelope provided.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting . Please follow the instructions on the notice or proxy card that you received. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting.

If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the persons named in the Board of Directors’ form of proxy will vote your shares as determined by a majority of the Board of Directors. If the Annual Meeting is postponed or adjourned, your Common Stock may be voted by the persons named in the Board of Directors’ form of proxy on the new Annual Meeting dates as well, unless you have revoked your proxy or the Board of Directors sets a new record date. The Company does not know of any other matters to be presented at the Annual Meeting.

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy you must either advise the Company’s Secretary in writing before your Common Stock has been voted at the Annual Meeting, deliver a later-dated proxy, use the Internet or telephone voting options explained on the proxy card or vote during the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke your proxy.

If you hold your Common Stock in “street name,” you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this Proxy Statement.

Internet Access to Proxy Materials

Copies of this Proxy Statement and the Annual Report and Form 10-K for the fiscal year ended December 31, 2023, are available on the Shareholder Services page of the Company’s website at www.waynebank.com/shareholder-services. Stockholders can elect to receive future proxy statements and annual reports over the internet rather than in printed form. Stockholders of record can make this election by calling toll-free to 1 (800) 598-5002, sending an email to info@waynebank.com, or by following the instructions on the Shareholder Services page at www.waynebank.com/shareholder-services. If you hold your shares in street name, please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to access future proxy materials over the internet.

Participants in the Wayne Bank Employee Stock Ownership Plan

The enclosed proxy card also serves as a voting instruction form for participants in the Wayne Bank Employee Stock Ownership Plan (the “ESOP”), and reflects all shares participants may vote under the ESOP. ESOP participants may also give voting instructions by telephone or by internet as provided in the form. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her ESOP account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as the shares for which the trustees have received timely voting instructions, provided that in the absence of any voting directions as to allocated stock, the Board of Directors of Wayne Bank will direct the ESOP trustees as to the voting of all shares of stock in the ESOP. The deadline for returning your voting instruction form to the ESOP trustees by mail is April 15, 2024.

Vote Required

The Annual Meeting can only transact business if a majority of the outstanding shares of Common Stock entitled to vote are represented at the Annual Meeting. If you return valid proxy instructions or attend the Annual Meeting, your shares will be counted for purposes of determining whether there is a quorum even if you abstain or withhold your vote or do not vote your shares at the Annual Meeting. Under Pennsylvania law, if a proxy casts a vote for a matter on the agenda, the stockholder represented by that proxy is considered present for purposes of a quorum. Broker non-votes will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not have discretionary voting power with respect to the agenda item and has not received voting instructions from the beneficial owner.

In voting on the election of directors, you may vote in favor of a nominee or withhold your vote from a nominee. There is no cumulative voting in the election of directors. Directors must be elected by a plurality of the votes cast at the Annual Meeting. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In voting to approve the 2024 Equity Incentive Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this proposal.

In voting to ratify the appointment of S.R. Snodgrass, P.C. as our independent auditors, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Broker non-votes and

PRINCIPAL HOLDERS OF OUR COMMON STOCK

Persons and groups beneficially owning more than 5% of the Common Stock are required to report on their ownership to the Securities and Exchange Commission (“SEC”). A person is the beneficial owner of shares of Common Stock over which he or she has or shares voting or investment power or which he or she has the right to acquire at any time within 60 days from the Record Date. As of the Record Date, no persons or groups were known to the Company to beneficially own more than 5% of the Common Stock.

PROPOSAL I—ELECTION OF DIRECTORS

The Board of Directors currently consists of eleven (11) members, each of whom also serves as a director of our principal subsidiary, Wayne Bank (the “Bank”). Our Articles of Incorporation provide that the Board of Directors must be divided into three classes as nearly equal in number as possible. At each annual meeting of stockholders, each of the successors of the directors whose terms expire at the meeting will be elected to serve for a term of three years expiring at the third annual meeting of stockholders following the annual meeting of stockholders at which the successor director was elected.

James O. Donnelly, Lewis J. Critelli and Meg L. Hungerford (collectively, the “Nominees”) have been nominated by the Board of Directors for terms of three years each. The Nominees currently serve as directors of the Company and have consented to serve, if elected.

The persons named as proxies in the Board of Directors’ form of proxy intend to vote for the election of the Nominees, unless the proxy is marked to indicate that such authorization is expressly withheld. Should any of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the Board of Directors’ form of proxy to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

The following table sets forth the names, ages, positions with the Company, terms and length of board service, number of shares owned and percentage ownership of the Common Stock for: (i) each of the persons nominated for election as directors of the Company at the Annual Meeting; (ii) each other director of the Company who will continue to serve as director after the Annual Meeting; and (iii) each executive officer who is not a director. Beneficial ownership of the directors and executive officers of the Company as a group is also set forth below.

Name and Position(s) with Company	Age(1)	Year First Elected or Appointed(2)	Current Term Expires	Common Stock Beneficially Owned as of Record Date(3)(4)		Percent of Class
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2027
James O. Donnelly President and Chief Executive Officer	56	2022	2024	4,093		*
Lewis J. Critelli Chairman of the Board and Director	64	2009	2024	65,668		*
Meg L. Hungerford Director	47	2017	2024	5,360		*

DIRECTORS CONTINUING IN OFFICE
Dr. Andrew A. Forte Director and Vice Chairman of the Board	65	2007	2025	23,124		*
Ralph A. Matergia Director	74	2004	2025	21,738	(5)	*
Susan Campfield Director	66	2006	2025	5,181		*
Alexandra K. Nolan Director	66	2020	2025	271,263	(5)	3.3%
Joseph W. Adams Director	61	2015	2026	52,392	(5)	*
Kevin M. Lamont Director	65	2011	2026	134,420	(5)	1.6%
Dr. Kenneth A. Phillips Director	73	1988	2026	14,871		*
Jeffrey S. Gifford Director	68	2020	2026	137,110	(5)	1.7%

Name and Position(s) with Company	Age(1)	Year First Elected or Appointed(2)	Current Term Expires	Common Stock Beneficially Owned as of Record Date(3)(4)		Percent of Class
EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
William S. Lance Executive Vice President, Chief Financial Officer and Secretary	64	Na	Na	10.292		*
John F. Carmody Executive Vice President and Chief Credit Officer	54	Na	Na	18,570		*
Vincent G. O’Bell Executive Vice President and Chief Lending Officer	62	Na	Na	7,798		*
All directors, nominees and executive officers as a group (14 persons)				771,880		9.3%

*	Less than 1% of the Common Stock outstanding.
(1)	As of December 31, 2023.

(2)	Refers to the year the individual first became a director of the Company or the Bank.
(3)

Unless otherwise noted, the directors, executive officers and group named in the table have sole or shared voting power or investment power with respect to the shares listed in the table. The share amounts include shares of Common Stock that the following persons may acquire through the exercise of stock options within 60 days of the Record Date: Joseph W. Adams – 1,300; Susan Campfield – 1,300; Dr. Andrew A. Forte – 1,300; Meg L. Hungerford – 1,300; Kevin M. Lamont – 1,000; Ralph A. Matergia – 1,300; Dr. Kenneth A. Phillips – 1,300; and Vincent G. O’Bell – 6,750.

(4)	Excludes shares of restricted stock awarded under the Company’s 2014 Equity Incentive Plan that have not yet vested.
(5)

Excludes 84,557 shares of Common Stock held under the Wayne Bank Employee Stock Ownership Plan (“ESOP”) for which such individuals serve as the ESOP trustees. Such shares are voted by the ESOP trustees in a manner proportionate to the voting directions of the allocated shares received by the ESOP participants, subject to the fiduciary duty of the trustees. Beneficial ownership is disclaimed with respect to such ESOP shares held in a fiduciary capacity.

Biographical Information

The biographies of each of the nominees and continuing directors below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board to determine that the person should serve as a director for the Company.

Nominees for Director

James O. Donnelly became President and Chief Executive Officer of the Company on May 9, 2022. On May 10, 2022, Mr. Donnelly was appointed to the Board of Directors of the Company. Mr. Donnelly joined the Company with over 30 years of banking experience, most recently with Bangor Savings Bank where he served as its Executive Vice President and Chief Commercial Officer. Mr. Donnelly brings to the chief executive officer role substantial experience and leadership skills in the areas of commercial lending, retail and mortgage banking, credit, financial management, wealth management and franchise growth through acquisition and market expansion. Mr. Donnelly has a long and distinguished history of community service, including in the areas of healthcare, higher education and the United Way.

Lewis J. Critelli was appointed as Chairman of the Board of Directors of the Company and the Bank on April 26, 2022. Mr. Critelli retired as President and Chief Executive Officer of the Company and the Bank on May 9, 2022, after a long and distinguished banking career of over forty years. He joined the Bank in 1995 as Chief Financial Officer and had served as President and CEO for both the Company and the Bank since 2010. Under his leadership, the Company had three successful acquisitions and expanded into new markets in Pennsylvania and Upstate New York.

Meg L. Hungerford serves as the School Business Manager for the Walton, New York, Central School District. Ms. Hungerford also serves as Board President of Headwaters Emergency Medical Services, Inc., a non-profit emergency services organization. Previously she has served as the Director of Finance for the City of Oneonta, New York from 2009 to 2019. She also currently serves as a Director for NYMIR – the New York Municipal Insurance Reciprocal. Ms. Hungerford served on the board of directors and audit committee of Delaware Bancshares, Inc. and its wholly owned subsidiary, The National Bank of Delaware County, from 2010 until their acquisition by the Company in July 2016. Her public service and involvement in her community for over 26 years provides knowledge of the local economy and business opportunities and make her a valuable contributor to the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE ABOVE NOMINEES.

Continuing Directors

Dr. Andrew A. Forte is the President of Forte, Inc., a family-owned corporation which operates the Stroudsmoor Country Inn, a hospitality and banquet facility in Stroudsburg, Pennsylvania. He has a Doctoral Degree in management from the Lubin School of Business, Pace University. He is a Certified Public Accountant, who practiced public accountancy with KPMG as an Audit Manager through June 1985. His financial and accounting background brings valuable expertise to the Board and his participation in our local community for over 40 years brings knowledge of the local economy and business opportunities for the Bank.

Ralph A. Matergia is a founding partner of the law firm of Matergia and Dunn in Stroudsburg, Pennsylvania with which he has practiced for over 49 years. Previously, he had served as Solicitor for the Monroe County Treasurer for over 30 years. He also served as the Solicitor for the Borough of Stroudsburg from 1979 to 2016. His participation in our local community for over 48 years brings knowledge of the local economy and business opportunities for the Bank.

Susan Campfield is the President and Chief Executive Officer of Gumble Brothers, Inc., a building material supplier located in Paupack, Pennsylvania. She works with various contractors and builders and has an extensive knowledge of the local construction market. Her participation in our local community for over 33 years brings knowledge of the local economy and business opportunities for the Bank.

Alexandra K. Nolan was appointed to the Board of Directors upon the completion of the Company’s acquisition of UpState New York Bancorp, Inc. on July 7, 2020. Prior to the merger, she served as a director on the Board of UpState New York Bancorp, Inc. and USNY Bank since 2010, and was Vice Chairwomen since 2016. Ms. Nolan previously served as Editorial Finance Manager of Time Warner’s LIFE Magazine. She has also previously served as the director of Branch Analysis and Planning for Shearson/Lehman Brothers and as an analyst with the Government Affairs Office of American Express Company. Her participation in her local community for over 33 years brings knowledge of the local economy and business opportunities for the Bank.

Joseph W. Adams served as a member of the Pennsylvania House of Representatives from November, 2022 until February, 2024. Previously, he had served the prior six years as a Wayne County Commissioner. He retired as Superintendent of Schools for the Western Wayne School District on February 1, 2018. Previously, he served as Senior Executive Vice President for Wealth Management at the Dime Bank, Honesdale, Pennsylvania, with which he had been employed in various officer positions since 2003. Mr. Adams has also previously served as the Business Manager of the Wallenpaupack Area School District for 13 years. A fifth-generation resident of Wayne County, his strong local ties, business experience, financial background and his participation in our local community for over 38 years, brings knowledge and business opportunities to the Bank.

Kevin M. Lamont was appointed to the Board of Directors upon the completion of the Company’s acquisition of North Penn Bancorp, Inc. on May 31, 2011. Prior to the merger, he served as the Chairman of the Board of North Penn Bancorp, Inc. and North Penn Bank. He is also President of Lamont Development Company, Inc. Mr. Lamont developed, owned and operated two major assisted living communities in Northeast Pennsylvania. Mr. Lamont has been a licensed Nursing Home Administrator in Pennsylvania since 1980 and has extensive experience in all aspects of business management and finance. His participation in our local community for over 44 years brings knowledge of the local economy and business opportunities for the Bank.

Dr. Kenneth A. Phillips is a retired optometrist. Dr. Phillips has in-depth knowledge of the Bank’s market area and is active in various community activities. His participation in our local community for over 49 years brings knowledge of the local economy and business opportunities for the Bank.

Jeffrey S. Gifford was appointed to the Board of Directors upon the completion of the Company’s acquisition of UpState New York Bancorp, Inc. on July 7, 2020. Prior to the merger, he served as the Chairman of the Board of UpState New York Bancorp, Inc. since 2016 and Chairman of the Board of USNY Bank since 2015. Mr. Gifford is the Chairman and Chief Executive Officer of The Birkett Mills, a manufacturer of buckwheat and wheat products for wholesale and retail customers, with mills located in Penn Yan and King Ferry, New York. Mr. Gifford previously served as the Chief Executive Officer of Crooked Lake Management, Inc., which is the holding company for Carey’s Lumber & Building Supply and Carey’s True Value, both located in Penn Yan, New York, from 1991 to 2016. He has also previously served as President and Chairman of the Genesee Reserve Supply company in Rochester, New York, as well as Chairman of the Yates County Industrial Development Agency. His strong local ties, business experience, financial background and his participation in his local community for over 33 years, brings knowledge and business opportunities to the Bank.

Business Background of Our Executive Officers Who Are Not Directors

The business experience for the past five years of each of the Company’s executive officers who is not a director is set forth below. Unless otherwise indicated, the executive officer has held his position for the past five years.

William S. Lance was named Executive Vice President in December 2011. He joined the Company as Senior Vice President and Chief Financial Officer in March 2010.

John F. Carmody was named Chief Credit Officer in October 2013 and Executive Vice President in April 2015. Prior thereto, he had served as Senior Vice President, Senior Loan Officer and head of Commercial Banking since January 1, 2012. Prior to that time, he had served as a Commercial Loan Officer at the Bank since April 2001.

Vincent G. O’Bell was named Chief Lending Officer in April 2021 and Executive Vice President in December, 2022. Prior thereto, he had served as Senior Vice President, Commercial Loan Officer of the Bank since July 2016.

In order to resolve an investigation into the accounting and reporting by a bank holding company with which he was previously employed with respect to certain pooled trust preferred securities in 2009 and 2010, the bank holding company and William S. Lance, without admitting or denying the findings therein, consented to the issuance of an administrative order by the SEC on January 28, 2015, finding violations of certain provisions of the securities laws, including Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Securities Exchange Act of 1934. The administrative order applicable to Mr. Lance included a cease and desist order and a separate civil money penalty of $20,000.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors Phillips, Matergia, Adams, Campfield, Forte, Hungerford, Lamont, Gifford and Nolan are independent under the independence standards of The Nasdaq Global Market on which the Common Stock is currently listed. In determining the independence of directors, the Board of Directors considered the deposit and loan relationships which various directors have with the Bank and certain business relationships between the Bank and organizations in which certain directors have an interest. In determining whether Mr. Matergia is independent, the Board of Directors considered work occasionally done by his law firm for the Bank but determined that due to the small volume of work done, his independence was not affected. There are no members of the Audit Committee who do not meet the independence standards of The Nasdaq Global Market for Audit Committee members, and no members of the Audit Committee are serving under any exceptions to these standards.

Code of Ethics

The Company has adopted a Code of Ethics, which applies to all directors, officers and employees of the Company and the Bank. The Code of Ethics is available on the Shareholder Services page of the Company’s website at www.waynebank.com/shareholder-services. It is expected that all directors, officers and employees act, in all matters, in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Board Leadership Structure and Role in Risk Oversight

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals. Lewis J. Critelli serves as Chairman of the Board of Directors. Mr. Critelli does not serve in any executive capacity with the Company. The Company’s Chief Executive Officer is Mr. James O. Donnelly. Although the offices of Chairman of the Board and Chief Executive Officer are currently held by separate individuals, the Board of Directors has not made a determination that this is the appropriate leadership structure for the Board of Directors in all circumstances and reserves the right to combine these offices in the future if deemed appropriate under the circumstances.

The Board of Directors has general authority over the Company’s risk oversight function with authority delegated to various board committees to review risk management policies and practices in specific areas of the Company’s business. The Audit Committee is primarily responsible for overseeing the Company’s risk management. The Audit Committee works closely with officers involved in the risk management function including the internal audit staff who report directly to the Audit Committee.

Meetings and Committees of the Board of Directors

The Board of Directors conducts its business through meetings of the Board and through activities of its committees. All committees act for both the Company and the Bank. During the fiscal year ended December 31, 2023, the Board of Directors of the Company held five regular meetings and three special meetings. The Board of Directors of the Bank held twelve regular meetings. Independent directors met six times in executive session. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served during the fiscal year ended December 31, 2023.

Audit Committee. The Audit Committee is comprised of Directors Forte, Phillips, Matergia, Hungerford, Campfield and Gifford. The Board of Directors has determined that each of the members of the Audit Committee is independent in accordance with the listing requirements for The Nasdaq Global Market. The Board of Directors has adopted a charter for the Audit Committee which is available on the Shareholder Services page of our website at www.waynebank.com/shareholder-services. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company’s audit program. The Audit Committee also meets with the Company’s independent auditors to discuss the results of the annual audit and any related matters.

In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met four times during the fiscal year ended December 31, 2023.

Compensation Committee. The Compensation Committee consists of Directors Lamont, Matergia, Adams, Gifford and Nolan. This standing committee met three times during the fiscal year ended December 31, 2023 to review the compensation of the chief executive officer and other executive officers. The members of the Compensation Committee are independent in accordance with the listing requirements of The Nasdaq Global Market. The Board of Directors has adopted a charter for the Compensation Committee which is available on the Shareholder Services page of our website at www.waynebank.com/shareholder-services.

Audit Committee Financial Expert

The Board of Directors has determined that Dr. Andrew A. Forte, a member of the Company’s Audit Committee, is an “Audit Committee Financial Expert” as that term is defined in the Securities Exchange Act of 1934. The Board of Directors has also determined that Dr. Forte is independent as that term is used in the Securities Exchange Act of 1934.

Director Nomination Process

The Nominating Committee consists of Directors Lamont, Matergia, Adams, Nolan and Forte, each of whom is independent within the meaning of the rules of The Nasdaq Global Market. The Nominating Committee met once during the year ended December 31, 2023. The Board of Directors has adopted a charter for the Nominating Committee which is available on the Shareholder Services page of our website at www.waynebank.com/shareholder-services.

The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and the Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee’s nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

To be considered in the Committee’s selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the anniversary of the date the proxy statement for the previous year’s annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. The Committee believes potential directors should be stockholders, should have the highest personal and professional integrity and should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage. The Committee may consider diversity in market knowledge, background, experience, qualifications, and other factors as part of its evaluation of each candidate.

Stockholder Communications

The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. In addition, directors are accessible to stockholders on an informal basis throughout the year. The Board encourages, but does not require, directors to attend the Annual Meeting of Stockholders. All then-serving directors attended online the virtual 2023 Annual Meeting of Stockholders.

Employee, Officer and Director Hedging

The Company has not adopted an anti-hedging or anti-pledging policy which prohibits directors, executive officers or employees from engaging in or effecting any transaction designed to hedge or offset the economic risk of owning shares of Company common stock. Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an executive officer or director is not prohibited. Cashless exercises of employee stock options are not deemed short sales and are not prohibited.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

Insider Trading Arrangements and Policies

The Company has adopted an Insider Trading Policy and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by its directors, senior officers and certain other employees, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company. Pursuant to SEC Regulations, a copy of the Company’s Insider Trading Policy has been filed as an exhibit to the Company’s Annual Report on Form 10-K.

Nasdaq Diversity Requirements

The Nasdaq Stock Market LLC’s (“Nasdaq”) has adopted rules to implement diversity requirements for companies listed on the Nasdaq exchanges. Generally, the rule requires any company listed on the Nasdaq exchanges to (a) have at least two diverse directors on its board or explain why it does not meet this objective and (b) provide standardized disclosures in the form of a Board Diversity Matrix, or similar format, on the composition of its board. “Diverse” is defined to mean an individual who self-identifies in one or more of the following categories: (i) Female, (ii) Underrepresented Minority, or (iii) LGBTQ+. “Underrepresented Minority” is defined to mean an individual who self-identifies as one or more of the following: Black or African American, Hispanic or Latinx, Asian, Native American or Alaska Native, Native Hawaiian or Pacific Islander, or Two or More Races or Ethnicities.

The Nasdaq rules require the Company to have, or explain why it does not have, at least two members of its board of directors who are Diverse, including at least one Diverse director who self-identifies as Female. The second Diverse director may include an individual who self-identifies as one or more of the following: Female, LGBTQ+, or an Underrepresented Minority.

The Company believes that it is presently in compliance with the diversity requirements imposed by the Nasdaq listing rules.

Board Diversity Matrix (as of the Record Date)

Board Size:
Total Number of Directors	11
Part I: Gender Identity	Male	Female
Number of directors based on gender identity	8	3	0	0
Part II: Demographic Background
White	8	3	0	0

EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned during the last two fiscal years by our principal executive office and the two other most highly compensated executive officers whose total compensation (excluding compensation attributable to non-qualified deferred compensation earnings) during the fiscal year ended December 31, 2023, exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries. We do not have any plans providing for non-equity incentive compensation to the NEOs.

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(1)	Nonqualified Deferred Compensation Earnings	All Other Compensation (2)	Total
James O. Donnelly (3)	2023	$478,125	$115,000	$191,188	$—	$—	$32,122	$816,435
President and	2022	$261,538	$119,000	$160,955	$—	$—	$18,822	$560,315
Chief Executive Officer
William S. Lance	2023	$300,400	$81,533	$44,490	$—	$—	$41,462	$467,885
Executive Vice President,	2022	$280,000	$108,800	$50,295	$—	$—	$39,848	$478,943
Chief Financial Officer and Secretary
Vincent G. O’Bell Chief Lending Officer	2023	$230,000	$49,200	$44,490	$—	$—	$31,112	$354,802

(1)

Based on the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718. For assumptions used in determining the grant date for value of the options and restricted stock awards, see Note 12 of Notes to the Consolidated Financial Statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The fair value of restricted stock awards is equal to the market value of the Common Stock underlying the award on the date of grant.

(2)	All other compensation for 2023 consists of the following:

	401(k) Matching Contributions	Life Insurance Paid	Club Dues	Automobile Allowance	Total*
James O. Donnelly	$24,735	$1,597	500	$5,290	$32,122
William S. Lance	28,356	2,396	3,510	7,200	41,462
Vincent G. O’Bell	22,716	2,396	—	6,000	31,112

(3)	Mr. Donnelly was named President and Chief Executive Officer on May 9, 2022.
*	Excludes the value of certain perquisites and personal benefits which did not exceed $10,000 in the aggregate for any named executive officer.

In accordance with SEC regulations, the Summary Compensation Table reports the aggregate grant date value of option and restricted stock awards in the fiscal year in which the award was made. Stock options vest and become exercisable one year from the date of grant. Restricted stock awards (other than Mr. Donnelly’s Sign-on Equity Award) are earned and become non-forfeitable in five equal installments beginning one year from the date of grant during periods of continued service as an employee, director or director emeritus. Stock option and restricted stock awards fully vest upon a change-in-control. Stock options vest upon a termination of employment due to death or disability. At the death or disability of the NEO, restricted stock awards vest as if the NEO had reached the next applicable vesting event. Recipients of restricted stock awards are entitled to receive dividends paid on the underlying restricted awards prior to vesting.

The Summary Compensation Table includes various miscellaneous income items under “All Other Compensation.” Under the Company’s 401(k) Plan, eligible employees may annually contribute between 2% and 10% of their compensation to their accounts in the 401(k) Plan. The Company generally matches employee contributions up to 3% of salary. The Company also makes a Safe Harbor contribution of 3% annually to eligible employees. In 2023, the Company made a discretionary contribution of 3% of salary.

Since all eligible NEOs each contributed at least 3% of salary, a contribution of 9% was made to each of their accounts. The Company pays premiums on life insurance coverage for all eligible employees including the NEOs with insurance coverage of three times the base salary. Each NEO also participates in the Wayne Bank ESOP. In accordance with SEC regulations, the table excludes the value of certain perquisites and personal benefits which did not exceed $10,000 in the aggregate for any NEO.

Outstanding Equity Awards at Fiscal Year End. The following table sets forth information concerning outstanding equity awards of the NEOs at December 31, 2023. Shares and per share amounts have been restated for the 50% stock dividend declared August 8, 2017.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested (1)
James O. Donnelly	—	—	$—	—	(2)	$212,138
					(3)	65,820
					(7)	29,619
William S. Lance	—	—	$—	—	(2)	$49,365
					(3)	39,492
					(4)	29,619
					(5)	16,455
					(6)	8,227
Vincent G. O’Bell	—	—	$—	—	(4)	$29,619
					(5)	16,455
					(6)	8,227

(1)	Based on fair market value of the Company common stock underlying the award ($32.91 per share) as of December 31, 2023.
(2)	Awards vest in five equal installments beginning on December 12, 2024.
(3)	Awards vest in five equal installments beginning on December 13, 2023.
(4)	Awards vest in five equal installments beginning on December 14, 2022.
(5)	Awards vest in five equal installments beginning on December 8, 2021.
(6)	Awards vest in five equal installments beginning on December 10, 2020.
(7)	Awards vest at a rate of 70% as of the one-year anniversary of the date of the grant, May 10, 2022, and then at the rate of 10% annually thereafter.

Employment Agreement

James O. Donnelly entered into an employment agreement with the Company and the Bank as of May 9, 2022 (the “Agreement”). Pursuant to the Agreement, Mr. Donnelly is employed as the President and Chief Executive Officer of the Bank and of the Company. Mr. Donnelly is paid a salary at the rate of $425,000 per annum or such higher amount as may be determined from time to time (“Base Salary”). The Agreement is for the period commencing on May 9, 2022 (the “Effective Date”) and ending thirty-six (36) months thereafter, unless terminated earlier. On each annual anniversary date of the Effective Date, this Agreement shall automatically be extended for an additional 12 months unless either party has beforehand provided the other party with written notice that this Agreement shall not be extended at such time. Mr. Donnelly’s employment shall be for no definite period of time, and Mr. Donnelly, on one hand, and the Company and/or the Bank, on the other hand, may terminate such employment relationship at any time for any reason or no reason. Mr. Donnelly will participate in an equitable manner with all other senior management employees of the Bank and the Company in discretionary incentive compensation that the Boards of Directors of the Bank and the Company may award from time to time to their senior management employees.

Mr. Donnelly is eligible to participate in the employee benefits generally applicable to employees of the Bank, including: group hospitalization, disability, health, dental, sick leave, life insurance, travel and/or accident insurance, retirement, pension, and/or other present or future tax-qualified and non-tax-qualified plans sponsored by the Bank. The Company will provide Mr. Donnelly with application fees, bond costs and annual dues in connection with his membership at a local golfing and country club and such other private clubs, social, civic and community organizations that the Board of Directors of the Bank may reasonably determine during the term of employment hereunder. Mr. Donnelly will also be provided with the use of an appropriate, executive quality automobile with insurance, maintenance, fuel and all fees and costs paid by the Bank. Mr. Donnelly’s car may be replaced upon the sooner of three (3) years, 45,000 miles or projected excessive maintenance costs.

Potential Payments Upon Retirement, Termination or Change-in-Control. The NEOs are parties to various agreements that provide for payments in connection with any termination of their employment.

Employment Agreement. In the event that Mr. Donnelly’s employment is involuntarily terminated during the term of the Agreement, absent termination for cause, or Mr. Donnelly terminates for “good reason” as defined in the Agreement, he will receive severance compensation in a lump-sum payment equal to his base salary for the remaining term of the Agreement, but in an amount not less than calculated for a period of 18 months or for more than a period of 24 months. In the event of Mr. Donnelly’s termination of employment following a Change in Control transaction, his severance compensation will be equal to:

(i) a severance benefit equal to 2.999 times his 5-year average annualized taxable compensation, plus

(ii) reimbursement for the cost of COBRA continuation for the coverage for Mr. Donnelly and his dependents in effect as of the date of such termination of employment that is available to Mr. Donnelly under the provisions of COBRA for a period of eighteen (18) months following termination of employment.

In 2023, this Agreement was amended to provide that the calculation of the maximum severance payment associated with a termination of employment following a Change in Control transaction would exclude the taxable income associated with the grant, vesting or exercise of stock options or restricted stock awards reported in calendar years 2024 and thereafter.

Change in Control Severance Agreement. The Company previously entered into a change in control severance agreement with William S. Lance. On January 20, 2023, the Company amended Mr. Lance’s agreement to extend the term of the agreement through March 2, 2025. Mr. Lance would be entitled to a severance payment equal to two times his then-current base salary, in the event of an involuntary termination without just cause or a voluntary termination with good reason during the period beginning six months prior and ending one year after a change in control. The agreement also provides that Mr. Lance may voluntary terminate his employment within 30 days following a change-in-control transaction and receive such severance payments. Such severance payments following a change in control transaction will not exceed the tax-deductible limits under Section 280G of the Code equal to three times the five-year average of his total taxable annual compensation less $1.00. The Company has discussed that at the time of any future extension of this agreement, it intends to limit the payment of any change in control severance payments under this agreement to only upon an involuntary termination or a voluntary termination for good reason, and removing the right of Mr. Lance to voluntarily terminate his employment within thirty days of a change of control and receive such severance benefits.

Salary Continuation Plan. Upon a separation of service from Wayne Bank at the Normal Retirement Age of 65, Wayne Bank is obligated to pay to Messrs. Donnelly and Lance (the “Executives”) the Normal Retirement Benefits specified in their respective Salary Continuation Agreements in monthly installments for a period of fifteen (15) years. The Normal Retirement Benefits for Messrs. Donnelly and Lance are $125,000 and $66,000 per annum, respectively. If an Executive has a separation from service (other than in connection with a Change in Control or a termination for cause) or becomes disabled prior to reaching Normal Retirement Age, he is eligible for a reduced annual benefit equal to the annual retirement benefit accrued through the date of separation or disability payable in monthly installments for a period of fifteen (15) years beginning at Normal Retirement Age or the month after disability, as the case may be. In the event of a Change in Control occurring prior to a separation from service, disability or Normal Retirement Age, the Executives are entitled to receive an annual benefit equal to their Normal Retirement Benefit in equal monthly installments for 15 years commencing the month following Normal Retirement Age in lieu of any other benefit under the Salary Continuation Agreement. In the event of an Executive’s death before separation from service, disability or a Change in Control, the Normal Retirement Benefit will be paid to the Executive’s beneficiary over 15 years commencing the month following the Executive’s death. In the event of the Executive’s death after qualifying for benefits under the Salary Continuation Agreements but before Normal Retirement Age, Wayne Bank will pay the Executive’s beneficiary the same amount and for the same period as Wayne Bank would have been required to pay the Executive at Normal Retirement Age but payments will commence the month following the Executive’s death. No Executive will be entitled to receive any benefits under the Salary Continuation Agreements in the event of termination for cause. The Salary Continuation Agreements require the Executives to comply with certain non-competition and non-solicitation restrictions following a termination of employment as a condition to the receipt of benefits.

2014 Equity Incentive Plan. The Company previously implemented the 2014 Equity Incentive Plan permitting the grant of stock options and stock awards to officers, employees and directors. Stock awards are typically granted annually as part of the individual performance review process. This takes place at the Compensation Committee Meeting in the fourth quarter. The full board ratifies the actions of the Compensation Committee in December and establishes the award grant date. The exercise price of stock options is based upon the last sale price of the Company’s stock at the closing on the effective date of grant or if there is no trading on such date then the last trading day prior to such date of grant. In 2023, a total of 38,500 options were granted to selected employees. Such options granted in 2023 represent 0.47% of total shares outstanding.

In 2023, a total of 19,446 shares of restricted stock were awarded under the 2014 Equity Incentive Plan to executive officers and directors. NEOs received 7,946 stock awards in during 2023, as follows:

Name	Stock Award
James O. Donnelly	6,446 Shares
William S. Lance	1,500 Shares
Vincent G. O’Bell	1,500 Shares

In order to continue to have Company common stock available for future on-going awards of stock options and restricted stock awards, the Board of Directors of the Company has approved a 2024 Equity Incentive Plan which is being submitted for an approval vote of stockholders at the 2024 Annual Meeting of Stockholders (See “Proposal II – Approval Of Norwood Financial Corp 2024 Equity Incentive Plan”).

Annual Cash Incentive Plan. Since 2019, the annual cash incentive program for NEOs has been based upon pre-defined performance criteria and attainment of such performance during the fiscal year. Depending on the Company’s targeted performance for the year, the Committee establishes a cash incentive bonus pool based on a percentage of pre-tax earnings. Specific bonus amounts are awarded to each NEO based on attainment of pre-determined performance targets as determined by the Committee. Discretionary cash bonuses are also distributed to employees at all levels based on merit as determined by the President and approved by the Committee at the end of the fiscal year. The Company has never been required to materially adjust or restate the pre-tax earnings on which the bonus pool has been calculated. Effective in 2023, the Company adopted an Incentive-Based Compensation Recovery Policy to enable the Company to seek recover of any erroneously awarded compensation.

For 2023, the Board approved a bonus pool equal to $1,300,000, or 6.1%, of pre-tax earnings to be distributed to all NEOs, other officers and employees. Historically, this bonus pool percentage has varied from 3.0% to 5.3% of pre-tax earnings. In 2023, bonus awards to the NEOs were determined under this plan based upon pre-determined performance targets for the Company and individual performance goals. Such Company performance criteria were based 50% on net income targets and 50% on earnings per share targets. The potential range of bonus awards were between [8% of base pay and 54%] of base pay for the CEO and between [8% and 42%] for other NEOs. The Committee retains the authority to reduce bonus awards if it determines that excessive risk has been taken in obtaining such performance or if significant regulatory issues exist with respect to such performance. Cash bonuses approved by the Committee in December 2023 for the NEOs were as follows:

Name	Bonus	% of Base Salary
James O. Donnelly	$115,000	24.1%
William S. Lance	$81,533	29.1%
Vincent G. O’Bell	$49,200	21.4%

401(k) Plan and ESOP. The Bank maintains a defined contribution profit-sharing and 401(k) Plan which is open to all employees over the age of 21 who have met the eligibility requirements. The 401(k) Plan permits employees to make pre-tax contributions of between 2% and 10% of their compensation to their accounts in the 401(k) Plan, and Wayne Bank will match the first 3% of the contribution. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available. The Bank also sponsors the ESOP which provides for retirement benefits to all employees who have met the eligibility requirements. Under the ESOP, shares of Company common stock are allocated to participants’ accounts as they become available based upon Company contributions to the plan. The Bank did not make any contributions to the ESOP in 2023. Benefits are paid following termination of employment either in shares of the Company common stock or in cash.

Pay vs Performance. Regulations adopted by the SEC require companies to disclose information reflecting the relationship between executive compensation actually paid by a company and the company’s financial performance. The table below specifies executive compensation paid to James O. Donnelly, the Company’s Principal Executive Officer (“PEO”) and the other NEOs for the Company’s three most recently completed fiscal years, and selected financial performance measures for the Company’s three most recently completed fiscal years. The methodology for calculating amounts presented in the columns “Compensation Actually Paid to PEO” [column (d)] and “Average Compensation Actually Paid to Non-PEO NEOs” [column (f)], including details regarding the amounts that were deducted from, and added to, the Summary Compensation Table Totals Compensation to arrive at the values presented for Compensation Actually Paid, are provided in the footnotes to the table below. With respect to the financial performance measure, the table includes the Company’s cumulative total shareholder return (TSR) and net income as noted in the Company’s audited financial statements. Also, below is a description of the relationships between the executive compensation actually paid and the Company’s cumulative Total Shareholder Return and Net Income for the periods noted in the table.

Pay vs Performance Table

Year	PEO		Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO		Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs		Value of Initial Fixed $100 Investment Based on Total Shareholder Return( (7)		Net Income
(a)	(b)		(c)	(d)		(e)	(f)		(g)		(h)
2023	James O. Donnelly	(1)	$816,435	$633,359	(3)(5)	$414,108	$374,382	(4)(6)	$138.40	(8)	$16,759,106
2022	James O. Donnelly	(1)	$560,315	$424,005		$426,979	$400,990		$138.65		$29,232,618
	Lewis J. Critelli	(2)	$729,153	$672,067		$426,979	$400,990		$138.65		$29,232,618
2021	Lewis J. Critelli		$739,538	$746,266		$386,514	$351,463		$104.37		$24,915,512

(1)	Mr. Donnelly commenced employment as President and Chief Executive Officer as of May 9, 2022, our current PEO.
(2)	Mr. Critelli retired as President and Chief Executive Officer, our former PEO, as of May 9, 2022.
(3)

For Mr. Donnelly, Actual Compensation paid to the PEO in 2023 [column (d)] is less than the Summary Compensation Table (“SCT”) Total [column (c)] as reported for the corresponding year in the “Total” column of the SCT resulting from adjustments in equity award values. See Footnote 5.

(4)

For the Non-PEO NEOs, Average Compensation Actually Paid in 2023 [column (f)] is less than the Average SCT Total [column (e)] as reported for the corresponding year in the “Total” column of the SCT resulting from adjustments in equity award values. See Footnote 10. The Non-PEO NEOs for 2023 were: William S. Lance and Vincent G. O’Bell.

(5)

Equity Award Adjustments for the PEO (Mr. Donnelly): The following table sets forth the adjustments made during each year to the SCT “Total Compensation” column in the Pay vs Performance Table to arrive at compensation “actually paid” to our PEO (Mr. Donnelly) during the year presented:

Adjustments to Determine Compensation “Actually Paid” for the PEO (Mr. Donnelly)	2023
Deduction for Amounts Reported under the ‘Stock Awards’ Column in the SCT	$(191,188)
Deduction for Amounts Reported under the ‘Option Awards’ Columns in the SCT	—
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	$21,015
Increase for Fair Value of Awards Granted during year that Vest during year	—
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	(1,537)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	(17,746)
Deduction of Fair Value of Awards Granted Prior to year that were forfeited during year	—
Increase based upon Incremental Fair Value of Awards Modified during year	—
Increase based on Dividends or Other Earnings Paid during the year prior to Vesting Date of Award	$6,380

Total Adjustments	$(183,076)

(6)

Equity Award Adjustments for the Average Non-PEO NEO Compensation Actually Paid: The following table sets forth the adjustments made during each year to the SCT “Total Compensation” column in the Pay vs Performance Table to arrive at average compensation “actually paid” to our Non-PEO NEOs during each of the years presented:

Adjustments to Determine Average Compensation “Actually Paid” for the Non-PEO NEOs	2023
Deduction for Amounts Reported under the ‘Stock Awards’ Column in the SCT	$(44,490)
Deduction for Amounts Reported under the ‘Option Awards’ Columns in the SCT	—
Increase for Fair Value of Awards Granted during year that Remain Unvested as of Year end	$4,875
Increase for Fair Value of Awards Granted during year that Vest during year	—
Increase/deduction for Change in Fair Value from Prior Year-end to current Year-end of Awards Granted Prior to year that were Outstanding and Unvested as of Year-end	$(1,312)
Increase/deduction for Change in Fair Value from Prior Year-end to Vesting Date of Awards Granted Prior to year that Vested during year	$(2,801)
Deduction of Fair Value of Awards Granted Prior to year that were forfeited during year	—
Increase based upon Incremental Fair Value of Awards Modified during year	—
Increase based on Dividends or Other Earnings Paid during the year prior to Vesting Date of Award	$4,002

Total Adjustments	$(39,726)

(7)

Cumulative total shareholder return (TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(8)

Cumulative total shareholder return (TSR) for the period December 31, 2020 through December 31, 2023 is 38.40%. An investment of $100.00 as of December 31, 2020 would have a value of $138.40 as of December 31, 2023.

The Compensation Committee of the Board of Directors of the Company does not have a policy or practice of evaluating cumulative total shareholder return as part of its determination of compensation decisions for the named executive officers. The Compensation Committee reviews various compensation surveys and other market data to ensure the competitiveness of its executive compensation. The Compensation Committee annually establishes a cash incentive bonus pool based on a percentage of pre-tax earnings. Specific bonus amounts are awarded to each NEO based on attainment of pre-determined performance targets as determined by the Compensation Committee. Such cash bonuses will have a relationship with the Company’s net income based upon the annual bonus pool funding percentage of pre-tax earnings, however, net income is not the measurement criteria in establishing the bonus pool. As detailed in the Pay vs Performance Table, Net Income decreased by approximately 32.7% or $8,156,000 from 2021 to 2023, while the Average Compensation Actually Paid to the Non-PEO NEOs increased by approximately 6.5%. The Average Compensation Paid for the position of PEO for the three years 2021 through 2023, including Compensation Actually Paid to Mr. Critelli, former PEO, and Mr. Donnelly, our current PEO, was $825,232. Mr. Donnelly’s Compensation Actually Paid for 2023 is 23.2% lower than the Average Compensation Paid for the PEO for the three years 2021 through 2023.

DIRECTOR COMPENSATION

Set forth below is a table providing information concerning the compensation of the Company’s directors who are not NEOs for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards(1)	All Other Compensation(2)	Total
Dr. Andrew A. Forte	$75,750	$20,762	$—	$88	$96,600
Joseph W. Adams	78,750	20,762	—	107	99,619
Susan Campfield	75,000	20,762	—	75	95,837
Meg L. Hungerford	75,000	20,762	—	2,755	98,517
Kevin M. Lamont	78,750	20,762	—	104	99,616
Ralph A. Matergia	80,250	20,762	—	53	101,065
Kenneth A. Phillips	74,250	20,762	—	53	95,065
Jeffrey S. Gifford	77,250	20,762	—	75	98,087
Alexandra K. Nolan	77,250	20,762	—	75	98,087
Lewis J. Critelli	93,750	20,762	—	—	114,512

(1)

Based on the aggregate grant date for value of the award computed in accordance with FASB ASC Topic 718. For assumptions used, see Note 12 of Notes to Consolidated Financial Statements in the Annual Report on Form 10-K. The grant-date fair value of restricted stock awards was equal to the fair market value of the Company common stock underlying the award on the date of grant. As of December 31, 2023, directors who are not NEOs held the following number of stock option awards and unvested restricted stock awards. Share amounts have been restated for the 50% stock dividend declared August 8, 2017.

Name	Stock Option Awards	Restricted Stock Awards
Dr. Andrew A. Forte	1,300	1,800
Joseph W. Adams	1,300	1,800
Susan Campfield	1,300	1,800
Meg L. Hungerford	1,300	1,800
Kevin M. Lamont	1,000	1,800
Ralph A. Matergia	1,300	1.800
Kenneth A. Phillips	1,300	1,800
Jeffrey S. Gifford	—	1,660
Alexandra K. Nolan	—	1,660
Lewis J. Critelli	—	6,360

(2)	Consists of the value of life insurance premiums paid by the Company for the benefit of the director. For Ms. Hungerford, also includes long-term care policy premium of $2,648 paid in 2023.

Directors who are not full-time employees receive a fee of $750 for each meeting of the Company’s board of directors attended. Each director of the Company is also a director of Wayne Bank and receives fees accordingly. James O. Donnelly, President and Chief Executive Officer, does not receive board or committee fees for his participation thereon. Each non-employee member of Wayne Bank’s board of directors receives a retainer of $5,250 per month. Mr. Critelli receives an additional monthly retainer of $1,250 for his service as Chairman. In addition, fees are paid for various committee meetings as follows: Trust Committee ($750); Audit Committee ($750); Compensation Committee ($750); and Loan Committee ($750). For the fiscal year ended December 31, 2023, fees paid to all directors totaled approximately $786,000. The Company pays for life insurance coverage up to $50,000 for each non-employee director.

Pursuant to the 2014 Equity Incentive Plan, 700 shares of restricted stock were awarded to each Outside Director on December 12, 2023. The restricted stock awards vest and become non-forfeitable in five equal installments beginning one year from the date of grant during periods of continued service as an Outside Director or director emeritus. Restricted stock awards will vest immediately upon a change in control of the Company. Upon the death or disability of the director, the award will be deemed earned and non-forfeitable as if the director had attained the next applicable vesting event. Any portion of stock awards that remain unearned would be forfeited. Directors are entitled to receive all dividends paid on shares underlying restricted stock awards.

RELATED PARTY TRANSACTIONS

Certain directors and executive officers of the Bank, their families and their affiliates are customers of the Bank. Any transactions with such parties including loans and commitments are made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons unrelated to the lender, and do not include more than the normal risk of collectability or present other unfavorable features. The Bank has adopted written policies and procedures for the approval of loans to directors and executive officers. All loans to directors and executive officers are approved by the entire Board of Directors in advance with the director or executive officer abstaining from participating directly or indirectly in the voting.

PROPOSAL II – APPROVAL OF NORWOOD FINANCIAL CORP

2024 EQUITY INCENTIVE PLAN

The Board of Directors has approved the Norwood Financial Corp 2024 Equity Incentive Plan (the “Plan” or “2024 Plan”) subject to the approval of the Company stockholders. The Plan provides that the Board of Directors or a committee appointed by the Board of Directors (the “Committee”) may grant stock options and restricted stock awards to directors, officers and employees. The total number of shares of common stock to be reserved and available for awards under the Plan is 500,000 shares representing approximately 6.2% of the total of 8,110,156 shares of Common Stock outstanding as of the Record Date.

Summary of Material Features of the Plan

The material features of the Plan are:

•

The maximum number of shares of common stock to be issued under the Plan is 500,000; provided that the maximum number of shares that may be delivered pursuant to the exercise of stock options (all of which may be granted in the form of incentive stock options) is 500,000 reduced by the number of shares issued as restricted stock and director retainer shares. The maximum number of shares of restricted stock that may be issued under the Plan is 125,000 shares and the maximum number of shares which may be issued as Director Retainer Shares is 50,000 shares. Any shares reserved under the 2014 Equity Incentive Plan which are not subject to an outstanding award as of the effective date of the 2024 Plan will no longer be eligible for award. As of March 1, 2024, 56,569 shares were authorized under the 2014 Equity Incentive Plan which were not subject to an outstanding award;

•	The types of awards permitted by the Plan include stock options (both incentive stock options and non-statutory stock options), restricted stock, and director retainer shares;

•

Awards of restricted stock to Employees will generally be subject to a multi-year graded vesting period (such as one-fifth on each of the first five anniversaries of the date of grant). The vesting schedule for stock options and restricted stock awards for Employees will not be more quickly than at the rate of 100% of such Award on the one-year anniversary of the grant date of such Award, except in the event of the death or disability of the recipient or a change in control transaction occurring after the grant date;

•

The maximum number of shares that may be awarded under the Plan in the aggregate as restricted stock to Employees as a group is 125,000 shares reduced by the number of shares of restricted stock awarded to all Outside Directors. The annual individual limit of restricted stock awards for an Employee is 11,200 shares, and the Plan limit for an individual Employee is 35,000 shares of restricted stock. The maximum number of shares that may be awarded upon the exercise of options to all Employees as a group is 325,000 shares reduced by the number of shares issued to Outside Directors upon the exercise of options. The annual individual limit of options that may be granted to an Employee is 15,000 options, and the Plan limit for the number of shares that may be awarded upon the exercise of options to an individual Employee is 50,000 options;

•

Awards of restricted stock to non-employee directors will generally be subject to a 3-year graded vesting period (one-third on each of the first three anniversaries of the date of grant), subject to limited exceptions for death, disability, and change of control. The vesting schedule for stock options and restricted stock awards to Outside Directors will not be more quickly than at the rate of 100% of such Award on the one-year anniversary of the date of grant, subject to limited exceptions for death, disability, and change of control. Directors retainer shares which will be 100% earned and non-forfeitable upon the date of award;

•

The maximum number of shares that may be awarded under the Plan in the aggregate as restricted stock to Outside Directors as a group is 50,000 shares. The annual individual limit of restricted stock awards for an Outside Director is 1,200 shares and the Plan limit for an individual Outside Director is 12,000 shares of restricted stock. The maximum number of shares that may be awarded upon the exercise of options to Outside Directors as a group is 52,000 shares. The annual individual limit of options that may be granted to an Outside Directors is 2,000 options, and the Plan limit for the number of shares that may be awarded upon the exercise of options to an individual Outside Director is 10,000 options;

•	Stock options will have an exercise price equal to not less than the fair market value of the Common Stock on the date of grant;

•

The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Plan will be added back to the shares of common stock available for issuance under the Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the Plan to cover the exercise price or tax withholding will not be added back to the shares of common stock available for issuance under the Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Plan;

•

The exercise price for Stock options will not be re-priced in any manner without stockholder approval (this prohibition does not apply to adjustments permitted under the Plan in the event of capital changes, e.g., stock splits, stock dividend and stock exchanges). Additionally, the Company will not buyout underwater stock options without prior stockholder approval;

•

Awards under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policies, as well as Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 954 under the Dodd Frank Wall Street Reform and Consumer Protection Act;

•	Any material amendment to the Plan is subject to approval by our stockholders; and

•	The term of the Plan will expire ten years after the date the Plan is approved by stockholders.

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A. You should read the Plan in its entirety.

Description of the Plan

Purpose. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors who contribute to the long-term success and growth of the Company and its affiliates, and to assist these entities in attracting and retaining directors, officers and other selected employees with the necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its stockholders.

Types of Awards. The Plan provides that the Committee may grant stock options and restricted stock awards (“Awards”) to participants selected by the Committee. Awards granted under the Plan may be in the form of stock options (“Stock Options”) that either qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or “Code”), or options that do not, or cease to, qualify as incentive stock options under the Internal Revenue Code (“non-statutory stock options” or “NSOs”), and may be in the form of stock awards comprised of shares of Company common stock subject to certain restrictions (“Restricted Stock Awards”). In addition, the Plan reserves 50,000 shares which may be awarded to Outside Directors as part of their monthly retainers to be paid in arrears in lieu of the first $1,000 of cash compensation each month beginning as of July 1, 2024 (“Director Retainer Shares”).

Eligibility for Awards. Awards may be granted under the Plan to directors, officers and employees of the Company or its affiliates. As of the Record Date, there are approximately thirty-two employees, including officers, and ten non-employee directors eligible to participate in the Plan.

Administration. The Plan will be administered by the Board of Directors or the Compensation Committee, appointed by the Board as members of the “Committee” pursuant to the Plan. Members of the Committee shall be “Non-Employee Directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended. A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

The Committee will have broad authority under the Plan with respect to Awards granted thereunder, including the authority to:

*	select the individuals to receive Awards under the Plan;

*	determine the type, number, vesting requirements, acceleration of vesting and other features and conditions of individual Awards;

*	interpret the Plan and Award Agreements (described below); and

*	make all other decisions and determinations that may be required or as the Committee deems necessary or advisable related to the operation of the Plan and Awards.

Each Award granted under the Plan will be evidenced by a written “Award Agreement” that sets forth the terms and conditions of such Award in accordance with the Plan and may include additional provisions and restrictions as determined by the Committee. Decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons with respect to the Plan and Awards issued under the Plan.

Shares Available; Adjustments. Subject to the adjustments described below, the maximum number of shares of Common Stock that may be delivered pursuant to Awards under the Plan is 500,000 shares. The following additional share limits will also apply to the Plan:

*	The Company may issue a maximum of 500,000 shares upon the exercise of Stock Options, reduced by the total number of shares issued as Restricted Stock Awards and Director Retainer Shares.

*	The Company may grant a maximum of 125,000 shares as Restricted Stock Awards representing up to 25% of the total Plan reserve.

*	The Company may grant a maximum of 50,000 shares as Director Retainer Shares representing up to 10% of the total Plan reserve.

Shares delivered in accordance with the Plan shall be either authorized but unissued shares, shares purchased in the open market or treasury shares, or partly out of each, as shall be determined by the Board. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under the Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered will again be available for subsequent Awards under the Plan.

The Committee will proportionately adjust the Plan and Awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar, unusual or extraordinary corporate transaction, at such times and to the extent necessary to preserve the benefits or potential benefits of Awards under the Plan. In the event of such an adjustment, the Committee may make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

General Terms of Awards

Terms of Stock Options. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant, and in no event may an individual exercise a Stock Option more than ten (10) years from the date of grant. For purposes of the Plan, “Fair Market Value” means: (a) for a security traded on a national securities exchange, including the Nasdaq Global Market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; (b) if shares of the Common Stock are not traded on a national securities exchange, but are traded on the over-the-counter market, if sales prices are not regularly reported for the shares for the trading day referred to in clause (a), and if bid and asked prices for the shares of Common Stock are regularly reported, the mean between the bid and the asked price for the shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the shares, the Fair Market Value shall be determined in good faith by the Committee.

The Committee may impose additional conditions upon the right of an optionee to exercise any Stock Option granted hereunder which are not inconsistent with the terms of the Plan. If such Stock Option is intended to qualify as an “incentive stock option,” within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan and applicable Award Agreements. For example, an ISO may only be awarded to an employee of the Company or its affiliates and the exercise price of an ISO granted to an employee who owns, or is treated as owning, for purposes of Section 422 of the Internal Revenue Code, more than 10% of the of the total combined voting securities of the Company (a “10% Owner”) must not be less than 110% of the Fair Market Value of a share of the Company’s Common Stock on the date of grant. Additionally, the exercise period of an ISO granted to a 10% Owner may not exceed five years from the date of grant.

Exercise of Stock Options. No shares of Common Stock may be issued upon the exercise of a Stock Option until the Company has received full payment of the exercise price, and no holder of a Stock Option (an “optionee”) shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Payment of the exercise price may be in the form of cash, delivery of previously owned shares of Common Stock valued at their Fair Market Value on the date of exercise, or subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

Upon the exercise of a Stock Option, the Committee, in its sole and absolute discretion, may make a cash payment to the participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock will be equal to the difference between the Fair Market Value of the Common Stock on the date of the exercise and the exercise price per share of the Stock Option, and will be in exchange for the cancellation of such Stock Option. However, such cash payment will not be made in the event that such transaction would result in liability to the participant or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder, or subject the participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Internal Revenue Code.

Terms of Restricted Stock Awards. A Restricted Stock Award is a grant of a certain number of shares of Common Stock subject to the lapse of certain restrictions (such as continued service for a minimum period) as determined by the Committee. The Plan provides that the shares of the Company’s Common Stock subject to Restricted Stock Awards will be issued not later than the time that such Award shall be deemed earned and non-forfeitable. Each Restricted Stock Awards will be evidenced by an Award Agreement that specifies the terms of the Award, including the number of shares covered by the Award and the vesting conditions.

Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award from and after the date of grant of such Award. Voting rights associated with any Restricted Stock Award shall not be exercised by the participant until certificates of Common Stock representing such Award have been issued to such participant and the Restricted Stock Award is deemed earned and non-forfeitable.

Awards to Outside Directors. Pursuant to the terms of the Plan, Restricted Stock Awards may be granted to each Outside Director of the Company, and NSOs to purchase shares of Common Stock may be granted to each Outside Director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Stock Options granted to Outside Directors that become earned and exercisable will remain exercisable for up to ten years from the date of grant, without regard to the continued services of such director to the Company. Upon the death or disability of a director or director emeritus, such Stock Options shall be deemed exercisable as if the director had attained the next applicable vesting event and will continue to be exercisable for the remaining term of such Stock Options. In addition, upon the death or disability of a director, Restricted Stock Awards shall be deemed earned and non-forfeitable as if the director had attained the next applicable vesting event. In no event shall shares subject to Stock Options Awards granted to Outside Directors in the aggregate under this Plan exceed 52,000 shares or 10.4% of the total number of shares authorized for delivery under the Plan, or exceed 2,000 Options awarded in any one calendar year to any individual Outside Director or 10,000 Options during the life of the Plan. In no event shall shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan exceed 50,000 shares or 10.0% of the total number of shares authorized for delivery under the Plan, or exceed 1,200 shares awarded in any one calendar year to any individual Outside Director or 12,000 restricted stock shares during the life of the Plan.

Director Retainer Shares. Effective on and after July 1, 2024, each Outside Director will receive in arrears whole Shares equal to $1,000 in value in lieu of the first $1,000 of cash compensation related to such Director’s monthly retainer as a Director of the Bank (with any fractional Shares paid in cash) (the “Director Retainer Shares”). Such Director Retainer Shares shall be 100% earned and non-forfeitable as of the date of payment; provided that such Shares shall be restricted as to transfer or re-sale as follows: i) In no event may these Director Retainer Shares be sold or transferred by the Director within six-months of the date of payment; and ii) Such Director Retainer Shares may not be sold or transferred by the Director unless such individual is then in compliance with the Company’s Stock Ownership Guidelines applicable to its Directors as approved by the Board of Directors from time to time. The maximum number of shares which may be issued as Director Retainer Shares under the Plan is 50,000 shares, and the maximum individual limit to any single Outside Director is 500 shares per calendar year and 5,000 shares during the life of the Plan.

Vesting of Awards. The Committee will determine the rate at which Awards that are granted become earned and exercisable or earned and non-forfeitable. Generally, awards of restricted stock to Outside Directors will be subject to a 3-year graded vesting period (one-third on each of the first three anniversaries of the date of grant), subject to limited exceptions for death, disability, and change of control. Director retainer shares will be earned and non-forfeitable upon award in lieu of other cash compensation. Generally, awards of restricted stock to Employees will be subject to a 5-year graded vesting period (one-fifth on each of the first five anniversaries of the date of grant), subject to limited exceptions for death, disability, and change of control. Other than as noted, Awards of stock options and restricted stock will not become earned more quickly than at the rate of 100% on the one-year anniversary of the date of grant of such Award, except in the event of death, disability or a Change in Control. The terms of an Award, including the vesting schedule, will be detailed in the applicable Award Agreement.

Award Payouts. The Company may make payouts related to Awards in the form of Common Stock, cash or combinations of Common Stock and cash, as determined by the Committee.

Effect of Termination of Employment on Awards to Officers and Employees. The Committee will determine the impact of a termination of service upon an Award at the time such Award is granted. Generally, a Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Stock Option). The Committee may determine that a longer exercise period is appropriate at the time of grant of the Stock Options based upon continuing status as a director, but only if, and to the extent that, the individual was otherwise entitled to exercise such Stock Options at the date of termination of employment or service and that such Stock Options will thereafter be considered NSOs.

Effect of Disability or Death on Awards to Officers and Employees. Generally, the Committee will determine the impact of disability or death upon an Award at the time of such Award. In the event of the disability or death of an optionee during employment, an exercisable Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee’ s disability or death, but only if, and to the extent that, the optionee was entitled to exercise such Stock Option on the date of termination of employment or would have been eligible to exercise such Award had the individual continued employment through the date of the next applicable vesting event.

Acceleration of Awards. Generally, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be deemed fully earned and non-forfeitable and be free of restrictions.

For the purposes of the Plan, “Change in Control” shall be deemed to occur on the earliest of any of the following events: (i) The Bank or the Company merges into or consolidates with another corporation, or merges another corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank or is otherwise eligible to vote for the election of directors for the Company or the Bank immediately before the merger or consolidation; (ii) There is filed or required to be filed a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Section 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Bank’s or the Company’s voting securities, but this clause (ii) shall not apply to beneficial ownership of such voting securities held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein; (iii) Individuals who constitute the Company’s or the Bank’s Board of Directors on the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall be considered, for purposes of this clause (iii), as though he or she was a member of the Incumbent Board; or (iv) The Bank and/or the Company sells to a third party all or substantially all of its, or their, assets. The definition of Change in Control shall be construed to be consistent with the requirements of Section 409A of the Code and Treasury Regulations promulgated thereunder.

The power of the Committee to accelerate the exercise date of Stock Options and the vesting of Restricted Stock Awards, and the immediate exercisability of Stock Options and vesting of Restricted Stock Awards in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Awards and cashing out Awards prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Awards to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Stock Options and hold more shares of the Common Stock, and to possibly decrease the number of Awards available to new management of the Company.

Although the Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company’s Board and management in that recipients of Awards could choose to exercise their Stock Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Stock Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Stock Options and vesting of Restricted Stock Awards could increase the cost of an acquisition by a potential acquiror.

Other Forfeiture Provisions. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a participant by the Company or an affiliate for “Cause” (as defined in the Plan) as determined by the Board of Directors or the Committee, all Awards held by such participant which have not yet been delivered will be forfeited by such participant as of the date of such termination of employment or service. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, in the event of an accounting restatement due to material non-compliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws by virtue of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement). Awards under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as in effect from time to time, as well as any similar provisions of applicable law, including Section 10D of the Exchange Act and the Dodd Frank Wall Street Reform and Consumer Protection Act. The Company’s policy provides that in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with the provisions of Section 10D of the Exchange Act and the rules and regulations adopted by the NASDAQ Global Market in compliance therewith, in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Company will recover from grantee, if grantee is a current or former executive officer of the Company who received incentive-based compensation during the three-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, determined by the Committee to be in excess of what would have been paid to the executive officer under the accounting restatement. In addition, the Company will seek to recover from grantee any award recoverable under Section 304 of the Sarbanes-Oxley Act of 2002. Awards issued under the Plan will contain language consistent with the clawback policy in effect on the date of grant and will be subject to any changes required by law.

Compliance with Legal and Other Requirements. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of a Stock Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a NSO if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under applicable law. The recipient of a Restricted Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until such shares have become fully earned and non-forfeitable.

Amendment or Termination of the Plan; No Repricing of Stock Options. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Stock Options unless approved by a stockholder vote and any other material amendments to the Plan shall be subject to an approval vote by the Company’s stockholders. Unless earlier terminated by the Board, the Plan will terminate at the close of business on the day preceding the tenth anniversary of the date of stockholder approval. After the termination of the Plan either upon such expiration date or its earlier termination by the Board, no additional Awards may be granted under the Plan, but previously granted Awards (and the authority of the Committee with respect to such Awards, including the authority to amend the Awards) will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

Federal Income Tax Treatment of Awards under the Plan.

The following discussion is intended for the information of stockholders considering how to vote on approval of the Plan, and not as tax guidance to Plan participants. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences. Under current federal income tax laws, which are subject to change at any time, Awards under the Plan will generally have the following federal income tax consequences:

(1)	The grant of a Stock Option will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant.

(2)

If the participant exercises an ISO, the exercise of the option will generally not, by itself, result in the recognition of taxable income by the participant or entitle the Company to a deduction at the time of exercise. However, the difference between the exercise price and the Fair Market Value of the shares of Common Stock acquired on the date of exercise is an item of adjustment included for purposes of calculating the participant’s alternative minimum tax.

If the participant does not hold the shares of Common Stock acquired upon exercise of an ISO for at least one year after the exercise of the Stock Option and two years after the grant of the stock option, the participant will recognize ordinary (compensation) income upon disposition of the shares in an amount equal to the difference between the exercise price and the Fair Market Value of the shares on the date of exercise of the Stock Option. If this happens, the Company will be entitled to a corresponding deduction in the amount of ordinary income, if any, that the participant recognizes. The participant also will recognize a capital gain (loss) to the extent the sale price exceeds (is less than) the Fair Market Value of the shares of Common Stock on the date of exercise of the Stock Option. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the Stock Option and long-term if the participant does hold the shares for more than one year after the exercise of the Stock Option.

If the participant holds the shares of Common Stock acquired upon exercise of an ISO for one year or more after the Stock Option is exercised and two years or more after the option is granted, the participant will recognize a capital gain (loss) upon disposition of the shares to the extent the sale price exceeds (is less than) the exercise price. This capital gain (loss) will be characterized as short-term if the participant does not hold the shares for more than one year after the exercise of the Stock Option and long-term if the participant does hold the shares for more than one year after the exercise of the Stock Option. The Company will not be entitled to a corresponding deduction for any such capital gain.

(3)

If the participant exercises a NSO, the participant will recognize ordinary (compensation) income on the date of exercise in an amount equal to the difference between the Fair Market Value on the date of exercise of the shares of Common Stock acquired pursuant to the exercise and the exercise price of the NSO. The Company will be allowed a deduction in the amount of any ordinary income recognized by the participant upon exercise of the NSO. When the participant sells the shares acquired upon exercise of a NSO, the participant will recognize a capital gain (loss) to the extent of any appreciation (depreciation) in value of the shares from the date of exercise to the date of sale. The Company will not be entitled to a corresponding deduction for any such capital gain. The capital gain (loss) will be short-term if the participant does not hold the shares for more than one year after the exercise of the Stock Option and long-term if the participant does hold the shares for more than one year after the exercise of the Stock Option.

(4)

The grant of a Restricted Stock Award will not, by itself, result in the recognition of taxable income to the participant or entitle the Company to a deduction at the time of grant. Holders of a Restricted Stock Award will recognize ordinary (compensation) income on the date that the shares associated with such Award are no longer subject to a substantial risk of forfeiture, in an amount equal to the Fair Market Value of the shares on that date. A holder of a Restricted Stock Award may generally elect under Section 83(b) of the Internal Revenue Code to recognize ordinary income in the amount of the Fair Market Value of the shares associated with the Award on the date of grant. The Company will be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the holder at the time of such income recognition. When the participant disposes of shares received, the difference between the amount received by the participant upon the disposition and the Fair Market Value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income. The holding period begins when the shares received are no longer subject to a substantial risk of forfeiture, unless a Section 83(b) election is made, in which case the holding period begins upon the grant date. The Company will not be entitled to a corresponding deduction for any such capital gain. Holders of a Restricted Stock Award also will recognize ordinary income equal to any dividend when such payments are received, even if the Award remains subject to a substantial risk of forfeiture.

(5)

The receipt of Director Retainer Shares will result in the recognition of taxable income to the participant and entitle the Company to a deduction at the time of award. The Company will be entitled to a corresponding tax deduction equal to the amount of ordinary income recognized by the holder at the time of such income recognition. When the participant disposes of shares received, the difference between the amount received by the participant upon the disposition and the Fair Market Value of the shares on the date the participant recognized ordinary income will be treated as a capital gain or loss. The capital gain or loss will be short-term if the participant does not hold the shares for more than one year after recognition of ordinary income and long-term if the participant does hold the shares for more than one year after the recognition of ordinary income.

(6)

Company Tax Deductions. Generally, the Company will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income, provided, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code or is not disallowed by the $1.0 million limitation on executive compensation under Section 162(m) of the Code. While the Compensation Committee and the Board intend to consider the deductibility of compensation when making awards under the Plan, it is only one factor it considers. Awards may be made under the Plan which may not be deductible by the Company for tax purposes.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change of control (such as a sale of the Company or Wayne Bank) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined at Section 280G of the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

New Plan Benefits to Named Executive Officers and Others

Awards under the Plan may be made by the Committee only after the Plan is approved by stockholders. No determination with regard to any future awards under the Plan has been made prior to the date of stockholder approval of the Plan. All awards under the Plan will be made in the future at the discretion of the Committee, but will be subject to the limitations of Awards as set forth in the Plan.

For informational purposes only, in 2023, the Company made the following awards under the 2014 Equity Incentive Plan: Each Outside Director received an award of 700 shares of Restricted Stock for an aggregate award of 7,000 shares to all Outside Directors as a group; A total of 12,446 shares of Restricted Stock were awarded to all Named Executive Officers as a group, including the award of 6,446 shares to Mr. Donnelly, President and CEO, 1,500 shares to Mr. Lance, Chief Financial Officer, 1,500 shares to Mr. O’Bell, Chief Lending Officer, and 3,000 shares of Restricted Stock to all employees as a group, other than Named Executive Officers. All such awards become earned and non-forfeitable at the rate of 20% per year beginning one year following the anniversary date of such grant, except for acceleration of vesting in the event of the death or disability of the recipient or a change in control of the Company. Awards of 41,000 stock options were made in 2023 to employees who were not NEOs. Non-employee directors did not receive awards of stock options in 2023. As previously noted, the maximum number of shares that may be awarded under the Plan in the aggregate as restricted stock to Employees as a group is 125,000 shares reduced by the number of shares of restricted stock awarded to all Outside Directors. The annual individual limit of restricted stock awards for an Employee is 11,200 shares, and the Plan limit for an individual Employee is 35,000 shares of restricted stock. The maximum number of shares that may be awarded upon the exercise of options to all Employees as a group is 325,000 shares reduced by the number of shares issued to all Outside Directors upon the exercise of options. The annual individual limit of options that may be granted to an Employee is 15,000 options, and the Plan limit for the number of shares that may be awarded upon the exercise of options to an individual Employee is 50,000 options.

Equity Compensation Plan Information.

For information about the shares authorized for issuance under our existing equity compensation plans as of December 31, 2023, see the Equity Compensation Plan Information table below. Shares issued under the existing plan may be from our treasury, newly issued or both. If the 2024 Plan is approved by our stockholders, any shares that are available for grant under the existing 2014 Equity Incentive Plan but are not yet subject to an Award as of the date of stockholder approval of the 2024 Plan will thereafter not be subject to a new award under the existing 2014 Equity Incentive Plan.

Stockholder Approval

Stockholder approval is required in accordance with the listing requirements of the Nasdaq Global Market. Stockholder approval of the Plan is also being requested to permit Stock Options awarded under the Plan to qualify as “incentive stock options” in accordance with the Internal Revenue Code. Stockholder approval of the Plan will also enable recipients of Stock Options and Restricted Stock Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended.

In voting on the approval of the Plan, you may vote for the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the votes cast at the Annual Meeting. Voting abstentions and broker non-votes will have no effect on the voting on the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE NORWOOD FINANCIAL CORP 2024 EQUITY INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans, (excluding securities reflected in column (a))
Equity compensation plans approved by security holders
2014 Equity Incentive Plan	215,725	$29.81	56,569
Equity compensation plans not approved by security holders	—	—	—

TOTAL	215,725	$29.81	56,569

PROPOSAL III - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

S.R. Snodgrass, P.C. was the Company’s independent auditors for the 2023 fiscal year. The Board of Directors has appointed S.R. Snodgrass, P.C. to be its independent auditors for the fiscal year ending December 31, 2024, subject to ratification by the Company’s stockholders. The engagement of S.R. Snodgrass, P.C. was approved in advance by the Audit Committee. A representative of S.R. Snodgrass, P.C. is expected to be available at the Annual Meeting to respond to stockholders’ questions and will have the opportunity to make a statement if the representative so desires.

Audit Fees. The aggregate fees billed by the Company’s principal accountant for professional services rendered for the audit of the Company’s annual consolidated financial statements and for the review of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the fiscal years ended December 31, 2023 and 2022 were $249,039 and $234,920, respectively.

Audit Related Fees. The aggregate fees billed by the Company’s principal accountant for assurance and related services related to the performance of the employee benefit plan audit and for fees related to the adoption of ASU No. 2016-13 (“CECL”) for the years ended December 31, 2023, and 2022 were $41,995 and $10,800, respectively. Audit related fees for 2023 include fees related to the adoption of ASU 2016-13 (“CECL”) in the amount of $29,500.

Tax Fees. The aggregate fees billed by the Company’s principal accountant for professional services rendered for preparation of state and federal tax returns and other tax matters for the years ended December 31, 2022, and 2021 were $26,810 and $24,475, respectively.

All Other Fees. The aggregate fees billed by the Company’s principal accountant for professional services rendered for services or products other than those listed under the captions “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” for the years ended December 31, 2023, and 2022 were $0.

The Audit Committee reviews and pre-approves all audit-related and non-audit related services to be performed by the independent auditors. The Audit Committee may establish policies and procedures regarding pre-approval of audit and permissible non-audit services performed by the independent auditors, provided that policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee’s responsibilities to management. The Chairman of the Audit Committee has been delegated authority to pre-approve audit and non-audit related services in lieu of the full Audit Committee. The Chairman of the Audit Committee must present any previously approved engagements to the full Audit Committee at the next scheduled meeting.

During the year-ended December 31, 2023, all audit and non-audit related services performed by the independent auditors were pre-approved by the Audit Committee. No services were approved pursuant to the de minimis exception of the Sarbanes-Oxley Act of 2002 and SEC regulations thereunder.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast at the Annual Meeting. The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of S.R. Snodgrass, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2024.

REPORT OF THE AUDIT COMMITTEE

For the fiscal year ended December 31, 2023, the Audit Committee: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the Company’s independent auditor, S.R. Snodgrass, P.C., all matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and (iii) received the written disclosures and the letter from S.R. Snodgrass, P.C. as required by applicable requirements of the Public Company Accounting Oversight Board regarding S.R. Snodgrass, P.C.’s communications with the Audit Committee concerning independence and has discussed with S.R. Snodgrass, P.C. their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Audit Committee:

Dr. Andrew A. Forte – Chairman

Susan Campfield

Jeffrey S. Gifford

Meg L. Hungerford

Ralph A. Matergia

Dr. Kenneth A. Phillips

STOCKHOLDER PROPOSALS

In order to be considered for inclusion in the Company’s proxy statement for the annual meeting of stockholders to be held in 2025, stockholder proposals must be submitted to the Secretary at the Company’s office, 717 Main Street, Honesdale, Pennsylvania 18431, on or before November 15, 2024. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2025 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company’s proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 23, 2025.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors, and executive officers to file reports of ownership and changes in their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. Due to an inadvertent error, Director Jeffrey S. Gifford, was late in filing one ownership report with the SEC to report the sale of 3 shares of Company stock. Without Mr. Gifford’s knowledge, the custodian of shares held in a custodial account for the benefit of Mr. Gifford’s grandchildren, sold 3 shares of Common Stock in satisfaction of a fee due on the account on October 16, 2023. Once Mr. Gifford became aware of the transaction, he reported it to the Company which then filed a Form 4 on November 2, 2023. In addition, Robert J. Mancuso, formerly Executive Vice President and Chief Operating Officer, and John F. Carmody, Executive Vice President and Chief Credit Officer, each sold 364 shares of vested restricted stock for federal income tax withholding purposes on December 26, 2023, however, the Form 4 filings were not made until January 2, 2024. Finally, Director Andrew Forte purchased 400 shares of the Company’s common stock on June 29, 2023, but did not file a Form 4 to report that transaction until July 11, 2023 due to an oversight on his part. Other than the foregoing, to the Company’s knowledge, all of the filings by our directors and executive officers were made on a timely basis during the 2023 fiscal year.

OTHER MATTERS

The Board of Directors does not know of any other matters that are likely to be brought before the Annual Meeting. If any other matters, not now known, properly come before the Annual Meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

MISCELLANEOUS

The Company will bear the cost of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses that they incur in forwarding proxy materials to the beneficial owners of Common Stock. In addition to soliciting proxies by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

The Company’s Annual Report to Stockholders and Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed to stockholders together with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report and Form 10-K is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein.

BY ORDER OF THE BOARD OF DIRECTORS

William S. Lance
Secretary

Honesdale, Pennsylvania

March 15, 2024

APPENDIX A

NORWOOD FINANCIAL CORP

2024 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN.

The purpose of this 2024 Equity Incentive Plan is to provide incentives and rewards to officers, employees and directors who contribute to the long-term success and growth of Norwood Financial Corp and its Affiliates, and to assist these entities in attracting and retaining directors, officers and other selected employees with the necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

2.	DEFINITIONS.

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code, respectively. The term Affiliate shall include the Bank.

“Award” means any Restricted Stock Award and/or Stock Option, as set forth in Section 6 of the Plan.

“Bank” means Wayne Bank, Honesdale, Pennsylvania, and any successors thereto.

“Beneficiary” means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant’s death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant’s last will and testament or any codicil thereto shall not constitute a subsequent written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant’s surviving spouse, if any, or if none, the Participant’s estate.

“Board of Directors” or “Board” means the board of directors of the Company.

“Cause” means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offenses), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

“Change in Control” shall be deemed to occur on the earliest of any of the following events:

(i) Merger: The Bank or the Company merges into or consolidates with another corporation, or merges another corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank or is otherwise eligible to vote for the election of directors for the Company or the Bank immediately before the merger or consolidation;

(ii) Acquisition of Significant Share Ownership: There is filed or required to be filed a report on Schedule 13D or another form or schedule (other than Schedule 13G) required under Section 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Bank’s or the Company’s voting securities, but this clause (ii) shall not apply to beneficial ownership of such voting securities held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns fifty percent (50%) or more of its outstanding voting securities; The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein;

(iii) Change in Board Composition: Individuals who constitute the Company’s or the Bank’s Board of Directors on the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Effective Date whose election was approved by a vote of at least two-thirds of the directors comprising the Incumbent Board shall be considered, for purposes of this clause (iii), as though he or she was a member of the Incumbent Board; or

(iv) Sale of Assets: The Bank and/or the Company sells to a third party all or substantially all of its, or their, assets.

The definition of Change in Control shall be construed to be consistent with the requirements of Section 409A of the Code and Treasury Regulations promulgated thereunder.

“Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

“Committee” means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

“Common Stock” or “Shares” means shares of common stock, par value 0.10, of the Company.

“Company” means Norwood Financial Corp and any successor entity or any future parent corporation of the Bank.

“Director” means a person serving as a member of the Board of Directors of the Company, or the board of directors of an Affiliate, or any successor thereto from time to time.

“Director Emeritus” means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

“Director Retainer Shares” means Shares of Common Stock awarded in accordance with Section 6.1(c) of the Plan.

“Disability” means (i) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Section 22(e)(3) of the Code; and (ii) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

“Effective Date” shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

“Eligible Participant” means an Employee or Outside Director who may receive an Award under the Plan.

“Employee” means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which an individual may purchase a share of Common Stock pursuant to a Stock Option awarded in accordance with the Plan.

“Fair Market Value” means (i) for a security traded on a national securities exchange, including the NASDAQ Global Market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; (ii) if the Shares are not traded on a national securities exchange, but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (i), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (iii) in the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

“Grant Date” means the date an Award is made by the Committee.

“Incentive Stock Option” means a Stock Option granted under the Plan, which is intended to meet the requirements of Section 422 of the Code.

“Non-Statutory Stock Option” means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or a Stock Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

“Option” or “Stock Option” means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

“Outside Director” means a member of the Board of Directors of the Company who is not also an Employee.

“Parent” means any present or future corporation which would be a “parent corporation” of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

“Participant” means an individual who is granted an Award pursuant to the terms of the Plan; provided, however, upon the death of a Participant, the term “Participant” shall also refer to a Beneficiary designated in accordance with the Plan.

“Plan” means this Norwood Financial Corp 2024 Equity Incentive Plan.

“Restricted Stock Award” means an Award of shares of restricted stock granted to a Participant pursuant to Section 6.1(b) of the Plan.

“Trust” shall mean any grantor trust established by the Company for purposes of administration of the Plan.

“Trustee” or “Trustee Committee” means that person(s) or entity appointed by the Committee to hold legal title to the Plan assets under any Trust for the purposes set forth herein.

3.	ADMINISTRATION.

(a)

Committee. The Committee shall administer the Plan. The Committee shall consist of no fewer than two Directors appointed by the Board of Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act; and (ii) an “independent director” for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules. The Committee members shall be appointed by the Board of Directors and serve at the pleasure of the Board of Directors. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)	Authority of Committee. Subject to paragraph (a) of Section 3, the Committee shall:

(i)	select the individuals who are to receive Awards under the Plan;

(ii)	determine the type, number, vesting requirements, acceleration of vesting and other features and conditions of Awards made under the Plan;

(iii)	interpret the Plan and Award Agreements (as defined below); and

(iv)	make all other decisions and determinations that may be required or as the Committee deems necessary or advisable related to the operation of the Plan and Awards made thereunder.

The Committee may adopt such rules or guidelines as it deems appropriate to implement and administer the Plan.

(c)

Awards. Each Award granted under the Plan shall be evidenced by a written agreement (an “Award Agreement”). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;

(ii)	the Exercise Price for any Option;

(iii)	the number of shares or rights subject to the Award;

(iv)	the expiration date of the Award;

(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and

(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee, the President of the Company and such other directors and officers as shall be designated by the Committee are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

(d)

Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the Grant Date of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.	ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1 Shares Available. Subject to the provisions of Section 8, the Common Stock that may be delivered under this Plan shall be shares of the Company’s authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the “Share Limit”) equals 500,000 shares. The following limits also apply with respect to Awards granted under this Plan:

(a)

The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 500,000 Shares, reduced by the number of Plan shares issued as Restricted Stock Awards and Director Retainer Shares.

(b)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 125,000 Shares.

(c)	The maximum number of shares of Common Stock that may be delivered pursuant to Director Retainer Shares granted under this Plan in accordance with Section 6.1(c) is 50,000 Shares.

5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the Shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlement of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.	AWARDS.

6.1 Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options and Restricted Stock Awards, as follows:

(a)	Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)	Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the Grant Date.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the Grant Date.

(iii)

Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)

for no consideration to: (a) any member of the individual’s Immediate Family; (b) a trust solely for the benefit of members of the individual’s Immediate Family; (c) any partnership whose only partners are members of the individual’s Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual’s Immediate Family.

For purposes of this Section 6.1, “Immediate Family” includes, but is not necessarily limited to, a Participant’s parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)	Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)

If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a “10% Owner”), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the Grant Date.

(3)

To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company or an Affiliate, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Grant Date for each Incentive Stock Option.

(4)

Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(5)	Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

(v)

Option Awards to Outside Directors. Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to any Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such Grant Date. Such Options will be first exercisable as determined by the Committee at the time of such grant, but in no case more quickly than at the rate of 100% on the one-year anniversary of the Grant Date of such Award during periods of continuing service as an Outside Director or Director Emeritus. Options awarded to Outside Directors that become earned and exercisable shall continue to be exercisable for a period of ten years following the Grant Date without regard to the continued services of such Outside Director to the Company. Upon the death or Disability of the Outside Director, such Option shall be deemed exercisable as if the Outside Director had attained the next applicable vesting event and shall continue to be exercisable for the remaining term of such Option. In the event of the Outside Director’s death, such Options which may be exercised may be exercised by the Beneficiary or the personal representative of his or her estate or person or persons to whom his or her rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

(b)	Restricted Stock Awards.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an Eligible Participant upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)

The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this Section 6.1(b), the separation of beneficial ownership and legal title through the use of any “swap” transaction is deemed to be a prohibited encumbrance.

(2)

Unless otherwise determined by the Committee, and except in the event of the Participant’s death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a Participant, a Restricted Stock Award shall be transferred to the Beneficiary. The designation of a Beneficiary shall not constitute a transfer.

(3)

If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the Grant Date.

(iii)

Issuance of Certificates. The Committee shall take such action as is reasonably necessary for the issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Further, each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE NORWOOD FINANCIAL CORP 2024 EQUITY INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND NORWOOD FINANCIAL CORP THE PLAN AND AWARD AGREEMENT ARE ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF NORWOOD FINANCIAL CORP

This legend shall not be removed until the Award becomes earned and non-forfeitable pursuant to the terms of the Plan and respective Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates as custodian, unless the Committee determines otherwise.

(iv)

Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award from and after the Grant Date of such Restricted Stock Award. Such dividends and other distributions shall be distributed to the holder of such Restricted Stock Award within 30 days of the payment date applicable to such distributions declared and paid with respect to the Common Stock; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease.

(v)

Voting Rights Associated with Restricted Stock Awards. Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant in certificate form or by book-entry. Any shares of Common Stock held by the Company or a Trust prior to such time shall be voted by the Company or the Trustee of such Trust, as applicable, as directed by the Committee. Any shares of Common Stock held by the Company after a Restricted Stock Award has been made, but prior to such time that such Shares shall be certificated or recorded in book-entry form, shall be voted by the Committee in accordance with the stock power held by the Company applicable to such Awards.

(vi)

Restricted Stock Awards to Outside Directors. Notwithstanding anything herein to the contrary, the Committee may grant a Restricted Stock Award consisting of shares of Common Stock to any Outside Director of the Company. Such Award shall be earned and non-forfeitable as determined by the Committee at the time of grant, but in no case more quickly than at the rate of 100% on the one-year anniversary of the Grant Date of such Award during periods of continuing service as an Outside Director or Director Emeritus. Upon the death or Disability of the Outside Director, such Award shall be deemed earned and non-forfeitable as if the Outside Director had attained the next applicable vesting event. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee, provided that the total Restricted Stock Awards granted to Outside Directors shall not exceed the limitations set forth at Section 6.4(b) herein.

(c) Director Retainer Shares. Notwithstanding anything herein to the contrary, including Section 6.1(b)(vi) herein, effective on and after July 1, 2024, each Outside Director shall receive in arrears whole Shares equal to $1,000 of Fair Market Value in lieu of the first $1,000 of cash compensation related to such Director’s monthly retainer as a Director of the Bank (with any fractional Shares paid in cash) (the “Director Retainer Shares”). For purposes of this Section 6.1(c), Fair Market Value shall be equal to the average of the last reported sales price of the Company’s Common Stock for the last five calendar days on which such Common Stock traded for the month-end or quarter-end for which these Director Retainer Shares are being computed. Such Director Retainer Shares shall be credited to each Outside Director’s book-entry account not less frequently than quarterly and shall be 100% earned and non-forfeitable as of the date of payment; provided that such Shares shall be restricted as to transfer or re-sale as follows: i) In no event may these Director Retainer Shares be sold or transferred by the Director within six-months of the date of payment; ii) Such Director Retainer Shares may not be sold or transferred by the Director unless such individual is then in compliance with the Company’s Stock Ownership Guidelines applicable to its Directors as approved by the Board of Directors from time to time. Notwithstanding anything herein to the contrary, no single Outside Director may be awarded more than 500 Shares in any calendar year as Director Retainer Shares, nor receive more than 5,000 Director Retainer Shares in the aggregate under the Plan.

6.2 Award Payouts. Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion, and with such restrictions as it may impose.

6.3 Method of Exercise/Consideration for Stock Options. Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Agreement:

(a)	cash, check payable to the order of the Company, or electronic funds transfer;

(b)	through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of Shares that are not then subject to restrictions under any Company plan; or

(c)

subject to such procedures as the Committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure;

In no event shall any Shares newly-issued by the Company be issued for less than the minimum lawful consideration for such Shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such Shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any Shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Payment instruments will be received subject to collection. In the event a Participant chooses to pay the Option Exercise Price by previously-owned Shares through the attestation method, the number of Shares transferred to the Participant upon the exercise of the Stock Option shall be net of the number of attested shares. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4	Limitations on Awards.

(a)

Stock Option Award Limitations. During the ten-year period following the Effective Date, Shares subject to Options granted to Outside Directors in the aggregate under this Plan shall not exceed 52,000 Shares representing approximately 10.4% of the total number of Shares authorized for delivery under this Plan pursuant to Section 5.2 or exceed 10,000 Shares to any individual Outside Director. During the ten-year period following the Effective Date, the aggregate number of Shares subject to Options granted to all Employees as a group shall not exceed 325,000 Shares, reduced by the aggregate number of Shares awarded pursuant to Options granted to all Outside Directors as a group under the Plan, and Options awarded to any single Employee shall not exceed 50,000 Shares authorized for delivery under the Plan pursuant to Section 5.2 herein. Notwithstanding anything herein to the contrary, under the Plan not more than 2,000 Shares subject to Options may be granted to any single Outside Director in any single calendar year, and not more than 15,000 Shares subject to Options may be granted to any single Employee in any single calendar year.

(b)

Restricted Stock Award Limitations. During the ten-year period following the Effective Date, Shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan shall not exceed 50,000 Shares or approximately 10% of the total number of Shares authorized for delivery under this Plan pursuant to Section 5.2 or exceed

12,000 Shares to any individual Outside Director. Further, Restricted Stock Awards granted to any individual Outside Director will not exceed 1,200 Shares in any calendar year, excluding Director Retainer Shares. During the ten-year period following the Effective Date, the aggregate number of Shares subject to Restricted Stock Awards granted to all Employees a group shall not exceed 125,000 Shares, reduced by the aggregate number of Restricted Stock Awards granted to all Outside Directors as a group under the Plan. The aggregate number of Shares subject to Restricted Stock Awards granted to any single Employee shall not exceed 35,000 Shares authorized for delivery under the Plan pursuant to Section 5.2 herein. Notwithstanding anything herein to the contrary, under the Plan, a Restricted Stock Award consisting of not more than 11,200 shares of Company Common Stock may be granted to any single Employee in any single calendar year. Director Retainer Shares awarded in accordance with Section 6.2(c) herein shall not be included in these limitations.

(c)

Vesting of Awards. Awards will not become earned and exercisable or earned and non-forfeitable more quickly than at the rate of 100% of such Award on the one-year anniversary of the Grant Date of such Award, except in the event of the death or Disability of the Participant or a Change in Control transaction occurring after the Grant Date of such Award. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Restricted Stock Awards granted to Outside Directors and Directors Emeritus will be first earned and non-forfeitable at the rate of one-third of such Award on the one-year anniversary of the Grant Date and one-third annually thereafter during their periods of continued service, except in the event of the death or Disability of the Participant or a Change in Control transaction occurring after the Grant Date of such Award. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Restricted Stock Awards granted to Employees will be first earned and non-forfeitable at the rate of one-fifth of such Award on the one-year anniversary of the Grant Date and one-fifth annually thereafter during their periods of continued service, except in the event of the death or Disability of the Participant or a Change in Control transaction occurring after the Grant Date of such Award..

7.	EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1 General. The Committee shall establish the effect of a termination of employment or service, death or Disability on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, among other things, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

(a)

Termination of Employment or Service. In the event that any Employee Participant’s employment with the Company or an Affiliate shall terminate for any reason, other than Disability or death, all of any such Participant’s Stock Options, and all of any such Participant’s rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate (A) on the earlier of: (i) the respective expiration dates of any such Stock Options, or (ii) the expiration of three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant’s continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was otherwise entitled to exercise any such Stock Options at the date of such termination of employment or service, and further that such Stock Options shall thereafter be deemed Non-Statutory Stock Options.

(b)

Disability. In the event that any Employee Participant’s employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Stock Options previously granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Stock Options, or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Stock Options at the date of such termination of employment or would have been eligible to exercise such Award had they continued employment through the date of the next applicable vesting event.

(c)

Death. In the event of the death of an Employee Participant, any Stock Options previously granted to such Participant may be exercised by the Participant’s Beneficiary or the person or persons to whom the Participant’s rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant’s estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Stock Options, or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Stock Options at the date of death or would have been eligible to exercise such Award had they continued employment through the date of the next applicable vesting event. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2 Events Not Deemed Terminations of Employment or Service. Unless the Company’s policy or the Committee provides otherwise, the employment or service relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days, or (d) in the case of transfers between payroll locations or between the Company, an Affiliate or a successor. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with the Company or another Affiliate after giving effect to the Affiliate’s change in status.

8.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

8.1 Adjustments in Capital Structure. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner, to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

(a)

proportionately adjust any or all of: (i) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (iii) the grant, purchase, or Exercise Price of any or all outstanding Awards; (iv) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (v) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4 Automatic Acceleration of Awards. Unless otherwise determined by the Committee at the time of the Award, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully earned and exercisable and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be deemed fully earned and non-forfeitable and be free of restrictions. The Committee may, in its sole discretion, determine that in the event of a Change in Control each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the Common Stock on the date of the Option cancellation and the Exercise Price per share of the Option, in accordance with Section 9.7(i) herein.

8.5 Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Company’s applicable banking regulatory agency then in effect.

9.	MISCELLANEOUS PROVISIONS.

9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee’s status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant’s compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with Section 6.1(b) herein. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

9.5 Tax Matters; Tax Withholding.

(a)	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

(i)

require the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment;

(ii)

deduct from any amount otherwise payable in cash to the Participant (or the Participant’s personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment; or

(iii)

in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

(b)

Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)

Requirement of Notification upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Common Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

9.6 Effective Date; Termination and Suspension; Approval; Amendments.

(a)

Effective Date and Termination. This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company (“Approval Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day preceding the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)

Board of Directors Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options, except if such action is approved by a vote of stockholders. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c)

Stockholder Approval. Stockholder approval of such Plan shall be determined by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company within one year of the date of adoption of the Plan by the Board of Directors of the Company. Any material amendment to the Plan deemed to require an approval vote of stockholders shall be approved by an affirmative vote of a majority of the votes cast on the matter at a meeting of stockholders of the Company.

(d)

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 9.6 and Sections 9.11 and 9.13 herein with respect to any Award granted under this Plan without further consideration, consent or action.

9.7 Governing Law; Compliance with Regulations; Construction; Severability.

(a)

Construction. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent preempted by Federal law.

(b)

Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

(c)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)

Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)

Compliance with Federal Securities Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(f)

Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

(g)

Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)

Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for “Cause” as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

(i)

Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the Exercise Price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

(j)

Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of a share of Stock as of the same date that was granted under the Plan be purchased by the Company without shareholder approval.

(k)

Prohibition Against Repricing of Stock Options. Except for adjustments pursuant to Section 8.1 or reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Stock Options or other Awards), replacement grants, or other means.

9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to Common Stock, under any other plan or authority.

9.10 Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him or her in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

9.11 Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Section 409A of the Code. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Section 409A of the Code and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.

9.12 Successors. Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

9.13 Clawback Policy. Awards under the Plan are subject to the terms of the Company’s recoupment, clawback or similar policy as in effect from time to time, as well as any similar provisions of applicable law, including Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Dodd Frank Wall Street Reform and Consumer Protection Act. As of the effective date of this Plan, the Company’s policy provides that in accordance with Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and in accordance with the provisions of Section 10D of the Exchange Act and the rules and regulations adopted by the National Association of Securities Dealers Automated Quotations in compliance therewith, in the event that the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, the Company will recover from grantee, if grantee is a current or former executive officer of the Company who received incentive-based compensation during the 3-year period preceding the date on which the Company is required to prepare an accounting restatement, based on the erroneous data, determined by the Committee to be in excess of what would have been paid to the executive officer under the accounting restatement. In addition, the Company shall recover from grantee any Award recoverable under Section 304 of the Sarbanes-Oxley Act of 2002. Any Awards issued under the Plan will contain language consistent with the clawback policy in effect on the date of grant and will be subject to any changes required by law.

9.14 Trading Policy Restrictions. Option exercises and the sale of Common Stock received upon the exercise of such Options or the vesting of other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

9.15 Other Regulatory Requirements. The grant and settlement of Awards under the Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the rules and regulations promulgated thereunder. In addition, notwithstanding anything in this Plan to the contrary, any Award Agreement or such Company clawback policy may also provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any Shares issued or transferred under and/or any other benefit related to an Award, or other provisions intended to have a similar effect, upon such terms and conditions as may be required by the Committee or under Section 10D of the Exchange Act, and any applicable rules or regulations promulgated by the Securities and Exchange Commission or any national securities exchange or national securities association on which the Shares may be traded.

9.16 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No Participant, beneficiary or other person shall have a right to enjoin any such action.

10.	TRUST.

10.1 Activities of Trustee. The Trustee(s) shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2 Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)

To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Company or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)

To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)

To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)

To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i)

As may be directed by the Committee or the Board of Directors from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee’s powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7 Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not affect any Restricted Stock Awards previously granted, and such Restricted Stock Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMMMMMMM1 U P X 6 0 2 4 0 3 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLEDESIGNATION (IF ANY) ADD 1000001 ADD 2ADD 3 ADD 4MMMMMMMMM ADD 5ADD 6MMMMMMMMMMMMMMMMMMMMMMMMMMM C123456789000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 extYour vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.Votes submitted electronically must be received by 11:59 p.m., local time, on April 22, 2024.OnlineGo to www.investorvote.com/NWFL or scan the QR code — login details are located in the shaded bar below.PhoneCall toll free 1-800-652-VOTE (8683) within the USA, US territories and CanadaSave paper, time and money! Sign up for electronic delivery at www.investorvote.com/NWFLUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.2024 Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — The Board of Directors recommends a vote FOR all nominees, and FOR Proposals 2 and 3.1. Election of Directors:For Withhold For Withhold For Withhold01—James O. Donnelly 02—Lewis J. Critelli 03—Meg L. HungerfordFor Against Abstain For Against Abstain2. To approve the Norwood Financial Corp 2024 Equity 3. To ratify the appointment of S.R. Snodgrass, P.C. as our Incentive Plan. independent auditors for the fiscal year ending December 31, 2024.In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

2024 Annual Meeting of Stockholders of Norwood Financial Corp April 23, 2024 11:00 a.m., local time 6th & River 525 Church Street, Honesdale, Pennsylvania 18431Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.investorvote.com/NWFLSmall steps make an impact.Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/NWFLIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — Norwood Financial CorpNotice of 2024 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — April 23, 2024The undersigned hereby appoints the official proxy committee of the Board of Directors of Norwood Financial Corp (the “Company”) with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 6th & River, 525 Church Street, Honesdale, Pennsylvania 18431, on Tuesday, April 23, 2024, at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated on the reverse side of this proxy.For ESOP participants: This card hereby instructs the Trustees of the Wayne Bank Employee Stock Ownership Plan (“ESOP”) to vote all shares of common stock allocated to the account of the undersigned in the ESOP as indicated on the reverse side at the Meeting. The deadline for ESOP participants to submit this voting instruction form by mail is April 5, 2024.THIS SIGNED PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2 AND 3. FOR ESOP PARTICIPANTS, IF YOU RETURN THIS FORM PROPERLY SIGNED, BUT YOU DO NOT OTHERWISE SPECIFY, OR IF YOU DO NOT RETURN THIS FORM, YOUR SHARES WILL BE VOTED BY THETRUSTEES IN A MANNER PROPORTIONATE TO THE VOTING DIRECTIONS OF THE ALLOCATED SHARES TIMELY RECEIVED FROM THE ESOP PARTICIPANTS, SUBJECT TO THE FIDUCIARY DUTY OF THE TRUSTEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.Should the undersigned be present and elect to vote at the Meeting, or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. The undersigned acknowledges receipt from the Company prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 15, 2024 and a 2023 Annual Report on Form 10-K.(Items to be voted appear on reverse side)C Non-Voting ItemsChange of Address — Please print new address below. Comments — Please print your comments below.Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.2024 Annual Meeting Proxy CardIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.A Proposals — The Board of Directors recommends a vote FOR all nominees, and FOR Proposals 2 and 3.1. Election of Directors:For Withhold For Withhold For Withhold01—James O. Donnelly 02—Lewis J. Critelli 03—Meg L. HungerfordFor Against Abstain For Against Abstain2. To approve the Norwood Financial Corp 2024 Equity 3. To ratify the appointment of S.R. Snodgrass, P.C. as our Incentive Plan. independent auditors for the fiscal year ending December 31, 2024.In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.1 U P X 6 0 2 4 0 3

2024 Annual Meeting of Stockholders of Norwood Financial Corp April 23, 2024 11:00 a.m., local time 6th & River 525 Church Street, Honesdale, Pennsylvania 18431IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Proxy — Norwood Financial CorpNotice of 2024 Annual Meeting of StockholdersProxy Solicited by Board of Directors for Annual Meeting — April 23, 2024The undersigned hereby appoints the official proxy committee of the Board of Directors of Norwood Financial Corp (the “Company”) with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at 6th & River, 525 Church Street, Honesdale, Pennsylvania 18431, on Tuesday, April 23, 2024, at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated on the reverse side of this proxy.For ESOP participants: This card hereby instructs the Trustees of the Wayne Bank Employee Stock Ownership Plan (“ESOP”) to vote all shares of common stock allocated to the account of the undersigned in the ESOP as indicated on the reverse side at the Meeting. The deadline for ESOP participants to submit this voting instruction form by mail is April 5, 2024.THIS SIGNED PROXY CARD WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR PROPOSALS 2 AND 3. FOR ESOP PARTICIPANTS, IF YOU RETURN THIS FORM PROPERLY SIGNED, BUT YOU DO NOT OTHERWISE SPECIFY, OR IF YOU DO NOT RETURN THIS FORM, YOUR SHARES WILL BE VOTED BY THETRUSTEES IN A MANNER PROPORTIONATE TO THE VOTING DIRECTIONS OF THE ALLOCATED SHARES TIMELY RECEIVED FROM THE ESOP PARTICIPANTS, SUBJECT TO THE FIDUCIARY DUTY OF THE TRUSTEES. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.Should the undersigned be present and elect to vote at the Meeting, or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy. The undersigned acknowledges receipt from the Company prior to the execution of this proxy, of Notice of the Meeting, a proxy statement dated March 15, 2024 and a 2023 Annual Report on Form 10-K.(Items to be voted appear on reverse side)